Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2014

Boston Properties, Inc.

First Quarter 2014

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Consolidated Joint Ventures	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
San Francisco Lease Expiration Roll Out	32-33
Washington, DC Lease Expiration Roll Out	34-35
CBD/Suburban Lease Expiration Roll Out	36-37
Hotel and Residential Performance	38
Same Property Occupancy Analysis	39
Same Property Performance	40
Reconciliation to Same Property Performance and Net Income	41-42
Leasing Activity	43
Capital Expenditures, Tenant Improvements and Leasing Commissions	44
Acquisitions/Dispositions	45
Value Creation Pipeline - Construction in Progress	46
Value Creation Pipeline - Land Parcels and Purchase Options	47
Definitions	48-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: Seventeen Cambridge Center, Cambridge, MA)

Boston Properties, Inc.

First Quarter 2014

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four markets: Boston, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and four retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals averages thirty years of real estate experience and eighteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Executive Chairman; Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of eleven distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on carefully targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these targeted markets;

•	taking on complex, technically-challenging development projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing on a selective basis the sale of properties or interests therein to either take advantage of the demand for its premier properties and realize the value created and/or pare from the portfolio of properties that have slower future growth potential; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of March 31, 2014)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	175
Total Square Feet (includes unconsolidated joint ventures and structured parking)	61.5 million
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and Multi-Year Long-Term Incentive Program Units)	171.0 million
Dividend - Quarter/Annualized	$0.65/$2.60
Dividend Yield	2.27%
Total Adjusted Market Capitalization	$29.8 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

First Quarter 2014

INVESTOR INFORMATION

Board of Directors		Management

Mortimer B. Zuckerman

Executive Chairman

Owen D. Thomas

Chief Executive Officer and

Director

Douglas T. Linde

President and Director

Zoë Baird Budinger

Director

Carol B. Einiger

Director

Dr. Jacob A. Frenkel

Director, Chair of Nominating & Corporate Governance Committee

Joel I. Klein Director Matthew J. Lustig Director Alan J. Patricof Director, Chair of Audit Committee Martin Turchin Director David A. Twardock Director, Chair of Compensation Committee

Raymond A. Ritchey

Executive Vice President, National Director

of Acquisitions & Development

Michael E. LaBelle

Senior Vice President, Chief Financial Officer

Peter D. Johnston

Senior Vice President and Regional

Manager of Washington, DC

Bryan J. Koop

Senior Vice President and Regional

Manager of Boston

Robert E. Pester

Senior Vice President and Regional

Manager of San Francisco

John F. Powers

Senior Vice President and Regional

Manager of New York

Frank D. Burt

Senior Vice President, General Counsel

Michael R. Walsh

Senior Vice President, Finance

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires

800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to

Michael Walsh, Senior Vice President, Finance

at 617.236.3410 or

mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager

at 617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2014	Q4 2013	Q3 2013	Q2 2013	Q1 2013
High Closing Price	$114.53	$109.64	$111.35	$114.59	$109.46
Low Closing Price	$100.39	$98.46	$98.27	$100.50	$100.33
Average Closing Price	$109.07	$103.44	$105.81	$108.58	$105.48
Closing Price, at the end of the quarter	$114.53	$100.37	$106.90	$105.47	$101.06
Dividends per share - annualized (1)	$2.60	$2.60	$2.60	$2.60	$2.60
Closing dividend yield - annualized (1)	2.27%	2.59%	2.43%	2.47%	2.57%
Closing common shares outstanding, plus preferred shares and common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and Multi-Year Long-Term Incentive Program Units) (thousands) (2)	171,029	170,896	170,897	170,896	170,448
Closing market value of outstanding shares and units (thousands)	$19,805,957	$17,370,837	$18,486,904	$18,285,486	$17,486,559

(1)	Excludes the special dividend of $2.25 per share paid on January 29, 2014.
(2)	For additional detail, see page 12.

Timing
Quarterly results for the next three quarters will be announced according to the following schedule:
Second Quarter, 2014	Tentatively July 29, 2014
Third Quarter, 2014	Tentatively October 28, 2014
Fourth Quarter, 2014	Tentatively January 27, 2015

Boston Properties, Inc.

First Quarter 2014

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies
Lucy Moore	Steve Sakwa / George Auerbach	Scott Frost	Stephen Boyd
Argus Research Company	ISI Group	Bank of America Merrill Lynch	Fitch Ratings
646.747.5456	212.446.9462 / 212.446.9459	646.855.8078	212.908.9153

Jeffrey Spector / Jamie Feldman	Omotayo Okusanya /David Shamis	Thomas Cook	Chris Wimmer
Bank of America Merrill Lynch	Jefferies & Co.	Citi Investment Research	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.336.7076 / 212.284.1796	212.723.1112	212.553.2947

Ross Smotrich / Michael Lewis	Anthony Paolone / Joseph Dazio	John Giordano	Lisa Sarajian
Barclays Capital	J.P. Morgan Securities	Credit Suisse Securities	Standard & Poor’s
212.526.2306 / 212.526.3098	212.622.6682 / 212.622.6416	212.538.4935	212.438.2597

David Toti / Evan Smith	Jordan Sadler / Craig Mailman	Mark Streeter
Cantor Fitzgerald	KeyBanc Capital Markets	J.P. Morgan Securities
212.829.5224 / 215.915.1220	917.368.2280 / 917.368.2316	212.834.5086

Michael Bilerman / Joshua Attie	Vance Edelson	Thierry Perrein / Jason Jones
Citigroup Global Markets	Morgan Stanley	Wells Fargo
212.816.1383 / 212.816.1685	212.761.4000	704.715.8455 / 704.715.7932

James Sullivan /Tom Catherwood	Rich Moore / Mike Carroll
Cowen and Company	RBC Capital Markets
646.562.1380 / 646.562.1382	440.715.2646 / 440.715.2649

Vin Chao / Jeremy Metz	David Rodgers /Matthew Spencer
Deutsche Bank Securities	RW Baird
212.250.6799 / 212.250.4667	216.737.7341 / 414.298.5053

Sheila McGrath /Nathan Crossett	Alexander Goldfarb /Andrew Schaffer
Evercore Partners	Sandler O’Neill & Partners
212.497.0882 / 212.497.0870	212.466.7937 / 212.466.8062

Brad Burke	John Guinee / Erin Aslakson
Goldman Sachs	Stifel, Nicolaus & Company
917.343.2082	443.224.1307 / 443.224.1350

Michael Knott / Jed Reagan	Ross Nussbaum /Gabriel Hilmoe
Green Street Advisors	UBS Securities
949.640.8780 / 949.640.8780	212.713.2484 / 212.713.3876

David Harris
Imperial Capital
212.351.9429

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2014

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 48-50.

	Three Months Ended
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Selected Items:

Revenue	$574,694	$576,199	$571,481	$510,033	$477,826
Straight-line rent (1)	$8,140	$15,936	$14,837	$16,142	$17,807
Fair value lease revenue (1) (2)	$7,501	$7,202	$7,073	$13,286	$16,037
Revenue from residential properties	$5,682	$5,606	$5,493	$5,484	$5,578
Company share of funds from operations from unconsolidated joint ventures	$7,400	$7,467	$7,951	$20,991	$30,378
Lease termination fees (included in revenue) (1)	$1,119	$664	$1,380	$288	$476
Ground rent expense (3)	$4,986	$5,004	$5,016	$5,006	$5,008
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$2,438	$4,971	$4,888	$6,035	$7,158
Fair value interest adjustment (1)	$7,583	$7,512	$7,491	$1,918	$(558)
Capitalized interest	$17,709	$17,900	$17,398	$18,436	$14,418
Capitalized wages	$3,547	$4,113	$3,147	$2,784	$2,750
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	65.1%	66.3%	66.2%	66.3%	65.2%
Gains (losses) from early extinguishments of debt	$—	$—	$(30)	$152	$—
Net income attributable to Boston Properties, Inc. common shareholders	$54,034	$88,719	$152,677	$452,417	$47,854
Funds from operations (FFO) attributable to Boston Properties, Inc.	$183,844	$197,605	$197,859	$195,415	$160,624
FFO per share - diluted	$1.20	$1.29	$1.29	$1.28	$1.06
Net income attributable to Boston Properties, Inc. per share - basic	$0.35	$0.58	$1.00	$2.95	$0.32
Net income attributable to Boston Properties, Inc. per share - diluted	$0.35	$0.58	$1.00	$2.94	$0.31
Dividends per common share (5)	$0.65	$2.90	$0.65	$0.65	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$163,933	$154,562	$150,285	$167,699	$145,867

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	3.30	3.23	3.18	3.32	3.15
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.81	2.77	2.74	2.77	2.72
FFO Payout Ratio (8)	54.17%	50.39%	50.39%	50.78%	61.32%
FAD Payout Ratio (9)	67.51%	71.55%	73.40%	65.78%	75.42%

	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Capitalization:
Common Stock Price @ Quarter End	$114.53	$100.37	$106.90	$105.47	$101.06
Equity Value @ Quarter End	$19,805,957	$17,370,837	$18,486,904	$18,285,486	$17,486,559
Total Consolidated Debt	$10,577,135	$11,341,508	$11,354,369	$11,365,545	$8,871,518
Total Consolidated Market Capitalization	$30,383,092	$28,712,345	$29,841,273	$29,651,031	$26,358,077
Total Consolidated Debt/Total Consolidated Market Capitalization (10)	34.81%	39.50%	38.05%	38.33%	33.66%

BXP’s Share of Unconsolidated Joint Venture Debt	$328,869	$329,188	$328,373	$326,714	$1,445,565
Less:
Partners’ Share of Consolidated Debt	$878,265	$883,655	$889,008	$894,341	$177,228
Total Adjusted Debt	$10,027,739	$10,787,041	$10,793,734	$10,797,918	$10,139,855
Total Adjusted Market Capitalization (11)	$29,833,696	$28,157,878	$29,280,638	$29,083,404	$27,626,414
Total Adjusted Debt/Total Adjusted Market Capitalization (11) (12)	33.61%	38.31%	36.86%	37.13%	36.70%

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustments to ground rent. See page 11 for the straight-line adjustments to the ground rent expense.
(4)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $15,996, $15,473, $17,524, $14,916 and $13,324 for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
(5)	For the three months ended December 31, 2013, dividends per share includes the $2.25 per common share special dividend paid on January 29, 2014.
(6)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(7)	For additional detail, see page 11.
(8)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share. For the three months ended December 31, 2013, excludes the $2.25 per share special dividend paid on January 29, 2014.
(9)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD. For the three months ended December 31, 2013, excludes the $2.25 per share special distribution paid on January 29, 2014. For additional information, see page 11.
(10)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 48.
(11)	For additional detail, see page 12.
(12)	For disclosures related to our definition of Total Adjusted Debt to Total Adjusted Market Capitalization Ratio, see page 48.

Boston Properties, Inc.

First Quarter 2014

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
ASSETS
Real estate	$17,258,665	$17,158,210	$17,105,492	$17,059,235	$13,550,889
Construction in progress (1)	1,564,821	1,523,179	1,502,017	1,483,114	1,145,517
Land held for future development	300,498	297,376	295,370	290,085	503,684
Less accumulated depreciation	(3,263,208)	(3,161,571)	(3,076,280)	(2,996,520)	(2,929,385)

Total real estate	15,860,776	15,817,194	15,826,599	15,835,914	12,270,705
Cash and cash equivalents	1,179,573	2,365,137	1,641,275	1,608,731	909,376
Cash held in escrows	54,240	57,201	53,499	54,829	55,410
Marketable securities	18,026	16,641	15,377	14,226	13,825
Tenant and other receivables, net	37,812	59,464	55,393	66,039	75,849
Related party notes receivable	—	—	—	—	282,307
Interest receivable from related party notes receivable	—	—	—	—	106,313
Accrued rental income, net	661,730	651,603	641,041	625,654	612,041
Deferred charges, net	861,567	884,450	918,798	939,675	572,890
Prepaid expenses and other assets	178,488	184,477	238,688	179,741	71,756
Investments in unconsolidated joint ventures	127,356	126,084	129,038	137,975	652,807

Total assets	$18,979,568	$20,162,251	$19,519,708	$19,462,784	$15,623,279

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,430,110	$4,449,734	$4,468,069	$4,484,657	$3,053,798
Unsecured senior notes, net of discount	5,836,290	5,835,854	5,835,424	5,834,973	4,639,843
Unsecured exchangeable senior notes, net of discount	—	744,880	739,536	734,278	1,177,877
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	310,735	311,040	311,340	311,637	—
Related party notes payable	180,000	180,000	180,000	180,000	—
Accounts payable and accrued expenses	218,028	202,470	215,778	212,998	210,359
Dividends and distributions payable	114,799	497,242	112,470	112,425	110,886
Accrued interest payable	178,651	167,523	181,310	141,676	99,491
Other liabilities	556,772	578,969	567,464	556,730	316,683

Total liabilities	11,825,385	12,967,712	12,611,391	12,569,374	9,608,937

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	51,312	51,312	67,806	110,876	110,876

Redeemable interest in property partnership	100,327	99,609	98,649	98,162	98,216

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized;
5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized,
153,017,311, 152,983,101, 152,390,595, 152,384,740 and
151,601,209 outstanding, respectively	1,530	1,530	1,524	1,524	1,516
Additional paid-in capital	5,668,230	5,662,453	5,250,174	5,246,243	5,232,030
Earnings (dividends) in excess of dividends (earnings)	(153,979)	(108,552)	246,206	192,492	(160,697)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(10,989)	(11,556)	(12,122)	(12,689)	(13,253)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,702,070	5,741,153	5,683,060	5,624,848	5,256,874
Noncontrolling interests:
Common units of the Operating Partnership	575,381	576,333	577,173	570,135	540,103
Property partnerships	725,093	726,132	481,629	489,389	8,273

Total equity	7,002,544	7,043,618	6,741,862	6,684,372	5,805,250

Total liabilities and equity	$18,979,568	$20,162,251	$19,519,708	$19,462,784	$15,623,279

On May 31, 2013, the Company’s two joint venture partners in 767 Venture, LLC (the entity that owns 767 Fifth Avenue in New York City) transferred all of their interests in the joint venture to third parties. In connection with the transfer, the Company and its new joint venture partners modified the Company’s relative decision making authority and consent rights with respect to the joint venture’s assets and operations. These changes resulted in the Company having sufficient financial and operating control over 767 Venture, LLC such that the Company now accounts for the assets, liabilities and operations of 767 Venture, LLC on a consolidated basis in its financial statements instead of under the equity method of accounting. Upon consolidation, the Company recognized a non-cash gain on its investment of approximately $359.5 million.

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.

Boston Properties, Inc.

First Quarter 2014

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Revenue
Rental
Base Rent	$455,018	$453,538	$449,636	$399,192	$373,046
Recoveries from tenants	81,934	79,586	80,718	68,321	64,319
Parking and other	24,333	25,174	25,000	23,547	23,437

Total rental revenue	561,285	558,298	555,354	491,060	460,802
Hotel revenue	8,193	10,269	10,652	11,118	8,291
Development and management services	5,216	7,632	5,475	7,855	8,733

Total revenue	574,694	576,199	571,481	510,033	477,826

Expenses
Operating (1)	114,455	108,147	108,668	97,914	94,677
Real estate taxes	91,933	90,441	90,620	78,104	74,385
Hotel operating	6,797	7,488	6,580	7,335	7,044
General and administrative (1) (2) (3)	29,905	20,656	24,841	24,316	45,516
Transaction costs	437	—	766	535	443
Impairment loss	—	—	—	—	8,306
Depreciation and amortization	154,270	154,475	153,253	133,456	119,453

Total expenses	397,797	381,207	384,728	341,660	349,824

Operating income	176,897	194,992	186,753	168,373	128,002
Other income (expense)
Income from unconsolidated joint ventures (4)	2,816	2,834	14,736	48,783	8,721
Gains on consolidation of joint ventures (5)	—	—	(1,810)	387,801	—
Interest and other income	1,311	1,664	3,879	1,296	1,471
Gains from investments in securities (2)	286	1,039	956	181	735
Interest expense (6)	(113,554)	(121,134)	(122,173)	(103,140)	(100,433)
Gains (losses) from early extinguishments of debt	—	—	(30)	152	—

Income from continuing operations	67,756	79,395	82,311	503,446	38,496
Discontinued operations
Income from discontinued operations	—	536	1,677	3,315	2,494
Gains on sales of real estate from discontinued operations	—	26,381	86,448	—	—
Gain on forgiveness of debt from discontinued operations	—	—	—	—	20,182
Impairment loss from discontinued operations	—	—	—	—	(3,241)

Net income	67,756	106,312	170,436	506,761	57,931
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(4,354)	(2,271)	3,279	219	(2,574)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(619)	(2,661)	(1,082)	(1,123)	(1,180)
Noncontrolling interest - common units of the Operating Partnership (7)	(6,160)	(7,302)	(8,339)	(50,489)	(4,111)
Noncontrolling interest in discontinued operations - common units of the Operating Partnership (7)	—	(2,713)	(8,970)	(333)	(2,066)

Net income attributable to Boston Properties, Inc.	56,623	91,365	155,324	455,035	48,000
Preferred dividends	(2,589)	(2,646)	(2,647)	(2,618)	(146)

Net income attributable to Boston Properties, Inc. common shareholders	$54,034	$88,719	$152,677	$452,417	$47,854

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share-basic	$0.35	$0.58	$1.00	$2.95	$0.32

Net income attributable to Boston Properties, Inc. per share-diluted	$0.35	$0.58	$1.00	$2.94	$0.31

(1)	Beginning in the third quarter of 2013, the Company revised the presentation of costs to operate its San Francisco and Princeton regional offices. These expenses, which totaled approximately $1.8 million, $2.1 million, $2.0 million, $2.1 million and $1.9 million for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively, were previously included in Operating Expenses and are now included in General and Administrative Expenses for all periods presented.
(2)	Gains from investments in securities includes $286, $1,039, $956, $181 and $735 and general and administrative expense includes $(306), $(1,055), $(941), $(176) and $(752) for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively, related to the Company’s deferred compensation plan.
(3)	For the three months ended March 31, 2013, general and administrative expense includes an aggregate of approximately $19.5 million consisting of (i) the acceleration of the remaining approximately $12.9 million of stock-based compensation expense associated with the Company’s Executive Chairman’s unvested long-term equity awards and (ii) approximately $6.6 million of compensation expense associated with the Company’s Executive Chairman’s transition benefits agreement related to the Company’s succession planning.
(4)	For the three months ended September 30, 2013, includes the gain on sale of Eighth Avenue and 46th Street totaling approximately $11.3 million and an adjustment to the gain on sale of 125 West 55th Street totaling approximately $(0.1) million. For the three months ended June 30, 2013, includes the gain on sale of 125 West 55th Street totaling approximately $43.3 million.
(5)	For the three months ended September 30, 2013, the gains on consolidation of joint ventures consisted of adjustments to the gains from (1) 767 Fifth Avenue (The GM Building) totaling approximately $(3.9) million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $2.1 million. For the three months ended June 30, 2013, the gains on consolidation of joint ventures consisted of (1) 767 Fifth Avenue totaling approximately $363.4 million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $24.4 million.
(6)	For the three months ended March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, interest expense includes $6,940, $6,906, $6,873 and $2,265, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(7)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 9.90%, 9.89%, 9.94%, 10.06% and 10.14% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

First Quarter 2014

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Net income attributable to Boston Properties, Inc. common shareholders	$54,034	$88,719	$152,677	$452,417	$47,854
Add:
Preferred dividends	2,589	2,646	2,647	2,618	146
Noncontrolling interest in discontinued operations - common units of the
Operating Partnership	—	2,713	8,970	333	2,066
Noncontrolling interest - common units of the Operating Partnership	6,160	7,302	8,339	50,489	4,111
Noncontrolling interest - redeemable preferred units of the Operating Partnership	619	2,661	1,082	1,123	1,180
Noncontrolling interests in property partnerships	4,354	2,271	(3,279)	(219)	2,574
Impairment loss from discontinued operations	—	—	—	—	3,241
Less:
Income from discontinued operations	—	536	1,677	3,315	2,494
Gains on sales of real estate from discontinued operations	—	26,381	86,448	—	—
Gain on forgiveness of debt from discontinued operations	—	—	—	—	20,182

Income from continuing operations	67,756	79,395	82,311	503,446	38,496
Add:
Real estate depreciation and amortization (1)	158,514	159,706	158,274	149,817	142,555
Income from discontinued operations	—	536	1,677	3,315	2,494
Less:
Gains on sales of real estate included within income from unconsolidated joint ventures (2)	—	—	11,174	43,327	—
Gains on consolidation of joint ventures (3)	—	—	(1,810)	387,801	—
Noncontrolling interests in property partnerships’ share of funds from operations	19,023	16,994	9,462	4,436	3,038
Noncontrolling interest - redeemable preferred units of the Operating Partnership (4)	619	694	1,082	1,123	1,180
Preferred dividends	2,589	2,646	2,647	2,618	146

Funds from operations (FFO) attributable to the Operating Partnership	204,039	219,303	219,707	217,273	179,181
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	20,195	21,698	21,848	21,858	18,557

FFO attributable to Boston Properties, Inc. (5)	$183,844	$197,605	$197,859	$195,415	$160,624

FFO per share - basic	$1.20	$1.29	$1.30	$1.29	$1.06

Weighted average shares outstanding - basic	153,030	152,798	152,407	151,938	151,646

FFO per share - diluted	$1.20	$1.29	$1.29	$1.28	$1.06

Weighted average shares outstanding - diluted	154,043	153,900	153,999	153,797	153,259

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $154,270, $154,475, $153,253, $133,456 and $119,453, our share of unconsolidated joint venture real estate depreciation and amortization of $4,584, $4,633, $4,389, $15,535 and $21,657, and depreciation and amortization from discontinued operations of $0, $934, $940, $1,148 and $1,738, less corporate related depreciation of $340, $336, $308, $322 and $293 for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
(2)	For the three months ended September 30, 2013, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of Eighth Avenue and 46th Street totaling approximately $11.3 million and an adjustment to the gain on sale of 125 West 55th Street totaling approximately $(0.1) million. For the three months ended June 30, 2013, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of 125 West 55th Street totaling approximately $43.3 million.
(3)	For the three months ended September 30, 2013, the gains on consolidation of joint ventures consisted of adjustments to the gains from (1) 767 Fifth Avenue totaling approximately $(3.9) million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $2.1 million. For the three months ended June 30, 2013, the gains on consolidation of joint ventures consisted of (1) 767 Fifth Avenue totaling approximately $363.4 million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $24.4 million.
(4)	Excludes approximately $2.0 million for the three months ended December 31, 2013 of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that was primarily the result of the sale of a 45% interest in the Company’s Times Square Tower property.
(5)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013 was 90.10%, 90.11%, 90.06%, 89.94% and 89.86%, respectively.

Boston Properties, Inc.

First Quarter 2014

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$204,039	169,841	$219,303	169,576	$219,707	169,236	$217,273	168,933	$179,181	168,750
Effect of Dilutive Securities
Convertible Preferred Units (1)	530	874	603	968	850	1,307	818	1,307	879	1,307
Stock based compensation and exchangeable senior notes	—	139	—	134	—	285	—	552	—	306

Diluted FFO	$204,569	170,854	$219,906	170,678	$220,557	170,828	$218,091	170,792	$180,060	170,363

Less:
Noncontrolling interest—common units of the Operating Partnership’s share of diluted funds from operations	20,128	16,811	21,617	16,778	21,728	16,829	21,702	16,995	18,077	17,104

Company’s share of diluted FFO (2)	$184,441	154,043	$198,289	153,900	$198,829	153,999	$196,389	153,797	$161,983	153,259

FFO per share - basic	$1.20		$1.29		$1.30		$1.29		$1.06

FFO per share - diluted	$1.20		$1.29		$1.29		$1.28		$1.06

(1)	Excludes approximately $2.0 million for the three months ended December 31, 2013 of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that was primarily the result of the sale of a 45% interest in the Company’s Times Square Tower property.
(2)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013 was 90.16%, 90.17%, 90.15%, 90.05% and 89.96%, respectively.

Boston Properties, Inc.

First Quarter 2014

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Basic FFO (see page 9)	$204,039	$219,303	$219,707	$217,273	$179,181
2nd generation tenant improvements and leasing commissions	(25,336)	(28,132)	(46,722)	(20,311)	(38,380)
Straight-line rent (1)	(8,140)	(15,936)	(14,837)	(16,142)	(17,807)
Recurring capital expenditures	(7,694)	(19,913)	(11,839)	(12,856)	(6,418)
Fair value interest adjustment (1)	(7,583)	(7,512)	(7,491)	(1,918)	558
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	2,438	4,971	4,888	6,035	7,158
Fair value lease revenue (1) (2)	(7,501)	(7,202)	(7,073)	(13,286)	(16,037)
Hotel improvements, equipment upgrades and replacements	(1,557)	(715)	(206)	(1,006)	(143)
Straight-line ground rent expense adjustment (3)	1,747	1,785	1,785	1,785	1,801
Non real estate depreciation	340	336	308	322	293
Stock-based compensation (4)	10,380	6,154	6,537	6,681	25,783
Impairment loss	—	—	—	—	8,306
Non-cash losses (gains) from early extinguishments of debt	—	—	—	(264)	—
Non-cash termination adjustment (including fair value lease amounts)	—	—	999	(3)	1,106
Partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	2,800	1,423	4,229	1,389	466

Funds available for distribution to common shareholders and common unitholders (FAD)	$163,933	$154,562	$150,285	$167,699	$145,867

Interest Coverage Ratios
(in thousands, except for ratio amounts)

	Three Months Ended
	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13
Income from continuing operations	$67,756	$79,395	$82,311	$503,446	$38,496
Interest expense	113,554	121,134	122,173	103,140	100,433
Depreciation and amortization expense	154,270	154,475	153,253	133,456	119,453
Depreciation and amortization expense from unconsolidated joint ventures	4,584	4,633	4,389	15,535	21,657
Gains on sales of real estate included within income from unconsolidated joint ventures	—	—	(11,174)	(43,327)	—
Gains on consolidation of joint ventures	—	—	1,810	(387,801)	—
Depreciation and amortization expense - discontinued operations	—	934	940	1,148	1,738
Interest expense - discontinued operations	—	—	—	—	360
Income from discontinued operations	—	536	1,677	3,315	2,494
Impairment loss	—	—	—	—	8,306
Non-cash losses (gains) from early extinguishments of debt	—	—	—	(264)	—
Non-cash termination adjustment (including fair value lease amounts)	—	—	999	(3)	1,106
Stock-based compensation	10,380	6,154	6,537	6,681	25,783
Straight-line ground rent expense adjustment (3)	1,747	1,785	1,785	1,785	1,801
Straight-line rent (1)	(8,140)	(15,936)	(14,837)	(16,142)	(17,807)
Fair value lease revenue (1) (2)	(7,501)	(7,202)	(7,073)	(13,286)	(16,037)

Subtotal	336,650	345,908	342,790	307,683	287,783

Excluding Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8)	102,150	106,998	107,633	92,600	91,462

Interest Coverage Ratio	3.30	3.23	3.18	3.32	3.15

Including Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8) (9)	119,859	124,898	125,031	111,036	105,880
Interest Coverage Ratio	2.81	2.77	2.74	2.77	2.72

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For additional information, see page 6.
(4)	For the three months ended March 31, 2013, stock-based compensation expense includes an aggregate of approximately $16.9 million consisting of (i) the acceleration of the remaining approximately $12.9 million of stock-based compensation expense associated with the Company’s Executive Chairman’s unvested long-term equity awards and (ii) approximately $4.0 million of stock-based compensation awards associated with the Company’s Executive Chairman’s transition benefits agreement related to the Company’s succession planning.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $2,438, $4,971, $4,888, $6,035 and $7,158 for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
(6)	Excludes amortization of financing costs of $2,026, $2,259, $2,779, $2,240 and $2,173 for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.
(7)	Includes interest expense from discontinued operations of $360 for the three months ended March 31, 2013.
(8)	Excludes interest expense of $6,940, $6,906, $6,873 and $2,265 for the three months ended March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (the GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(9)	Includes capitalized interest of $17,709, $17,900, $17,398, $18,436 and $14,418 for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

Boston Properties, Inc.

First Quarter 2014

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal
March 31, 2014
Mortgage Notes Payable	$4,251,900
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	5,850,000

Total Debt	10,407,900
Fair Value Adjustment on Mortgage Notes Payable	178,210
Fair Value Adjustment on Mezzanine Notes Payable	4,735
Discount on Unsecured Senior Notes	(13,710)

Total Consolidated Debt	$10,577,135

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	6/27/2013	4/11/2013	6/11/2012	11/10/2011	11/18/2010	4/19/2010	10/9/2009	5/22/2003	3/18/2003	Total/Average
Original Principal Amount	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$5,850,000
Principal Amount at Quarter End	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$5,850,000
Yield (on issue date)	3.916%	3.279%	3.954%	3.853%	4.289%	5.708%	5.967%	5.194%	5.693%	4.52%
Coupon	3.800%	3.125%	3.850%	3.700%	4.125%	5.625%	5.875%	5.000%	5.625%	4.40%
Public Offering Price	99.694%	99.379%	99.779%	99.767%	99.260%	99.891%	99.931%	99.329%	99.898%	99.68%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	2/1/2024	9/1/2023	2/1/2023	11/15/2018	5/15/2021	11/15/2020	10/15/2019	6/1/2015	4/15/2015
Discount	$1,991	$2,854	$1,880	$1,360	$4,554	$523	$303	$189	$56	$13,710

Unsecured Senior Notes, net of discount	$698,009	$497,146	$998,120	$848,640	$845,446	$699,477	$699,697	$249,811	$299,944	$5,836,290

Equity

(in thousands)

	Shares/Units	Common
	Outstanding	Stock		Equivalent
	as of 03/31/2014	Equivalents		Value (1)
Common Stock	153,017	153,017	(2)	$17,525,037
Common Operating Partnership Units	17,138	17,138	(3)	1,962,815
Series Two Preferred Operating Partnership Units	666	874		100,099
Series Four Preferred Operating Partnership Units	360	—		18,006	(4)
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(5)

Total Equity		171,029		$19,805,957

Total Consolidated Debt				$10,577,135

Total Consolidated Market Capitalization				$30,383,092

BXP’s share of Unconsolidated Joint Venture Debt				$328,869
Less:
Partners’ Share of Consolidated Debt				$878,265
Total Adjusted Debt (6)				$10,027,739

Total Adjusted Market Capitalization (6)				$29,833,696

(1)	Values based on March 31, 2014 closing price of $114.53 per share of common stock, except for the Series Four Preferred Operating Partnership Units which have been valued at the liquidation preference of $50.00 per unit (see Note 4 below) and the shares of Series B Cumulative Redeemable Preferred Stock which have been valued at the liquidation preference of $2,500.00 per share (see Note 5 below).
(2)	Includes 59 shares of restricted stock.
(3)	Includes 1,554 long-term incentive plan units, but excludes an aggregate of 1,193 Outperformance Plan Units and Multi-Year Long-Term Incentive Program Units.
(4)	In connection with the acquisition of 680 Folsom Street in San Francisco on August 29, 2012, the Company’s Operating Partnership issued 1,588 Series Four Preferred Units to the sellers as a portion of the consideration paid. The Series Four Preferred Units are not convertible into or exchangeable for any common equity of the Company or Operating Partnership, have a per unit liquidation preference of $50.00 and are entitled to receive quarterly distributions of $0.25 per unit (or an annual rate of 2%). On August 31, 2012, a holder redeemed 366 Series Four Preferred Units for cash totaling approximately $18.3 million. On August 29, 2013, the Company’s Operating Partnership redeemed 861 Series Four Preferred Units for cash totaling approximately $43.1 million.
(5)	On March 27, 2013, the Company completed an underwritten public offering of 80,000 shares (8,000,000 depositary shares, each representing 1/100th of a share) of its newly designated 5.25% Series B Cumulative Redeemable Preferred Stock, at a price of $2,500.00 per share ($25.00 per depositary share). The net proceeds from this offering were approximately $194 million, after deducting the underwriting discount and transaction expenses. The Company will pay cumulative cash dividends on the Series B Preferred Stock at a rate of 5.25% per annum of the $2,500.00 liquidation preference per share. The Company may not redeem the Series B Preferred Stock prior to March 27, 2018. On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into any other security of the Company or its affiliates.
(6)	For disclosures relating to our definition of Total Adjusted Debt and Total Adjusted Market Capitalization, see page 48.

Boston Properties, Inc.

First Quarter 2014

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of March 31, 2014

(in thousands)

	2014	2015	2016	2017	2018	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt

Mortgage Notes Payable	$81,129	$26,182	$608,879	$2,821,750	$18,633	$695,327	$4,251,900
Fair Value Adjustment	39,498	53,888	50,632	34,192	—	—	178,210

Mortgage Notes Payable	120,627	80,070	659,511	2,855,942	18,633	695,327	4,430,110

Mezzanine Notes Payable	—	—	—	306,000	—	—	306,000
Fair Value Adjustment	939	1,314	1,389	1,093	—	—	4,735

	939	1,314	1,389	307,093	—	—	310,735

Unsecured Senior Notes, Face Amount	—	550,000	—	—	850,000	4,450,000	5,850,000
Discount Amortization	(1,372)	(1,686)	(1,681)	(1,749)	(1,774)	(5,448)	(13,710)

Unsecured Senior Notes, Face Amount	(1,372)	548,314	(1,681)	(1,749)	848,226	4,444,552	5,836,290

Total Fixed Debt	$120,194	$629,698	$659,219	$3,161,286	$866,859	$5,139,879	$10,577,135

Total Consolidated Debt	$120,194	$629,698	$659,219	$3,161,286	$866,859	$5,139,879	$10,577,135

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	5.63%	5.48%	5.29%	4.05%	3.89%	4.59%	4.46%

Total GAAP Weighted Average Rate	5.63%	5.48%	5.29%	4.05%	3.89%	4.59%	4.46%

Total Stated Weighted Average Rate	5.60%	5.40%	6.43%	5.76%	3.77%	4.51%	5.01%

Unsecured Debt

Unsecured Line of Credit - Matures July 26, 2018

(in thousands)

			Remaining
	Outstanding	Letters of	Capacity
Facility	at 03/31/2014	Credit	at 03/31/2014
$1,000,000	$—	$9,901	$990,099

Unsecured and Secured Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity
Unsecured Debt	58.02%	4.44%	4.52%	6.8 years
Secured Debt	41.98%	5.72%	4.39%	3.9 years

Total Consolidated Debt	100.00%	5.01%	4.46%	5.5 years

Floating and Fixed Rate Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity

Floating Rate Debt	—	—	—	— years
Fixed Rate Debt	100.00%	5.01%	4.46%	5.5 years

Total Consolidated Debt	100.00%	5.01%	4.46%	5.5 years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition.

Boston Properties, Inc.

First Quarter 2014

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of March 31, 2014

(in thousands)

Property	2014	2015	2016	2017	2018	Thereafter	Total
767 Fifth Avenue (The General Motors Building) (60% ownership)	$—	$—	$—	$1,300,000	$—	$—	$1,300,000	(2)(3)
599 Lexington Avenue	—	—	—	750,000	—	—	750,000
601 Lexington Avenue	8,541	11,870	12,447	13,051	13,684	659,880	719,473
John Hancock Tower and Garage	—	—	—	640,500	—	—	640,500	(2)
Embarcadero Center Four	4,120	5,794	348,886	—	—	—	358,800
Fountain Square (50% ownership)	—	—	211,250	—	—	—	211,250	(2)
505 9th Street (50% ownership)	1,844	2,585	2,737	113,596	—	—	120,762
New Dominion Technology Park, Building Two	63,000	—	—	—	—	—	63,000
New Dominion Technology Park, Building One	1,173	2,481	2,672	2,878	3,100	29,843	42,147
Kingstowne Two and Retail	1,391	1,950	29,277	—	—	—	32,618	(2)
University Place	1,060	1,502	1,610	1,725	1,849	5,604	13,350

	81,129	26,182	608,879	2,821,750	18,633	695,327	4,251,900

Aggregate Fair Value Adjustments	39,498	53,888	50,632	34,192	—	—	178,210

	120,627	80,070	659,511	2,855,942	18,633	695,327	4,430,110

Mezzanine Notes Payable (associated with 767 Fifth Avenue (The General Motors Building))(60% ownership)	—	—	—	306,000	—	—	306,000
Fair Value Adjustment	939	1,314	1,389	1,093	—	—	4,735

	939	1,314	1,389	307,093	—	—	310,735

Unsecured Senior Notes, Face Amount	—	550,000	—	—	850,000	4,450,000	5,850,000
Aggregate Discount Amortization	(1,372)	(1,686)	(1,681)	(1,749)	(1,774)	(5,448)	(13,710)

	(1,372)	548,314	(1,681)	(1,749)	848,226	4,444,552	5,836,290

Unsecured Line of Credit	—	—	—	—	—	—	—

	$120,194	$629,698	$659,219	$3,161,286	$866,859	$5,139,879	$10,577,135

% of Total Consolidated Debt	1.14%	5.95%	6.23%	29.89%	8.20%	48.59%	100.00%
Balloon Payments	$63,000	$550,000	$583,782	$3,107,619	850,000	$5,083,554	$10,237,955
Scheduled Principal Amortization	$18,129	$26,182	$25,097	$20,131	$18,633	$61,773	$169,945

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	In connection with the capitalization of the joint venture, loans totaling $450.0 million were funded by the venture’s partners on a pro-rata basis. Our partners’ share of the partner loans totaling $180.0 million has been reflected in Related Party Notes Payable on our Consolidated Balance Sheets and has not been included in the above balance.

Boston Properties, Inc.

First Quarter 2014

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2014 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		Senior Notes	Senior Notes
		Issued Prior to	Issued On or After
		October 9, 2009	October 9, 2009
		March 31, 2014
Total Assets:
Capitalized Property Value (1)		$20,619,961	$21,060,704
Cash and Cash Equivalents		1,179,573	1,179,573
Investments in Marketable Securities		18,026	18,026
Undeveloped Land, at Cost (including Joint Venture %)		305,748	305,748
Development in Process, at Cost (including Joint Venture %)		1,733,111	1,733,111

Total Assets		$23,856,419	$24,297,162

Unencumbered Assets		$15,409,572	$15,688,628

Secured Debt (Fixed and Variable)(2)		$4,251,900	$4,251,900
Mezzanine Notes Payable(3)		306,000	306,000
Joint Venture Debt		328,869	328,869
Related Party Notes Payable		180,000	180,000
Contingent Liabilities & Letters of Credit		13,208	13,208
Unsecured Debt (4)		5,850,000	5,850,000

Total Outstanding Debt		$10,929,977	$10,929,977

Consolidated EBITDA:
Income from Continuing Operations (per Consolidated Income Statement)		$67,756	$67,756
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(2,816)	(2,816)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(286)	(286)
Add: Interest Expense (per Consolidated Income Statement)		113,554	113,554
Add: Depreciation and Amortization (per Consolidated Income Statement)		154,270	154,270

EBITDA		332,478	332,478
Add: Company share of unconsolidated joint venture EBITDA		9,729	9,729

Consolidated EBITDA		$342,207	$342,207

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$113,554	$113,554
Add: Company share of unconsolidated joint venture interest expense		3,362	3,362
Less: Amortization of financing costs		(2,026)	(2,026)
Less: Interest expense funded by construction loan draws		—	—

Adjusted Interest Expense		$114,890	$114,890

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	45.8%	45.0%
Secured Debt/Total Assets	Less than 50%	20.5%	20.1%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.98	2.98
Unencumbered Assets/ Unsecured Debt	Greater than 150%	263.4%	268.2%

Unencumbered Consolidated EBITDA		$229,865	$229,865

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.24	3.24

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		67.2%	67.2%

# of unencumbered properties		146	146

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $178,210.
(3)	Excludes aggregate fair value adjustment of $4,735.
(4)	Excludes aggregate debt discount of $13,710.

Boston Properties, Inc.

First Quarter 2014

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2014	2015	2016	2017	2018	Thereafter	Total
Metropolitan Square (51%)	$897	$1,257	$1,332	$1,410	$1,493	$81,909	$88,298
540 Madison Avenue (60%)	—	—	—	—	72,000	—	72,000
Market Square North (50%)	749	1,043	1,094	1,148	1,205	59,356	64,595
901 New York Avenue (25%)	621	37,590	—	—	—	—	38,211
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	210	279	279	279	19,519	—	20,566	(1)
Annapolis Junction Building Six (50%)	6,991	—	—	—	—	—	6,991	(2)
Annapolis Junction Building Seven (50%)	—	—	6,708	—	—	—	6,708	(3)

	$9,468	$40,169	$9,413	$2,837	$94,217	$172,765	$328,869

GAAP Weighted Average Rate	2.80%	5.25%	3.15%	5.08%	1.98%	5.20%	4.16%

% of Total Debt	2.88%	12.21%	2.85%	0.86%	28.65%	52.55%	100.00%

Balloon Payments	$6,991	$37,590	$6,708	$—	$91,519	$169,918	$312,726
Scheduled Amortization	$2,477	$2,579	$2,705	$2,837	$2,698	$2,847	$16,143

Floating and Fixed Rate Debt Analysis

		Stated	GAAP
		Weighted	Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity
Floating Rate Debt	32.31%	1.73%	1.92%	3.8 years
Fixed Rate Debt	67.69%	5.17%	5.23%	5.7 years

Total Debt	100.00%	4.06%	4.16%	5.1 years

(*)	All amounts represent the Company’s share.
(1)	Loan has one, three-year extension option, subject to certain conditions.
(2)	Loan has one, one-year extension option, subject to certain conditions.
(3)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

First Quarter 2014

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of March 31, 2014

									Total
	540 Madison	Market Square	Metropolitan	901 New York	Wisconsin	Annapolis	500 North Capitol	Other	Unconsolidated
	Avenue	North	Square	Avenue	Place (1)	Junction (2)	Street, N.W.	Joint Ventures (3)	Joint Ventures
Net Equity (4)	$69,002	$(9,758)	$6,236	$(2,509)	$46,944	$17,528	$(909)	$822	$127,356

Mortgage/Construction loans payable (4)	$72,000	$64,595	$88,298	$38,211	$—	$34,265	$31,500	$—	$328,869

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	30.00%

Results of Operations (unaudited and in thousands) for the three months ended March 31, 2014
									Total
	540 Madison	Market Square	Metropolitan	901 New York	Wisconsin	Annapolis	500 North Capitol	Other	Unconsolidated
	Avenue	North	Square	Avenue	Place (1)	Junction (2)	Street, N.W.	Joint Ventures	Joint Ventures
REVENUE
Rental	$5,591	$5,683	$8,271	$9,038	$1,329	$4,103	$3,373	$—	$37,388
Straight-line rent	777	26	(129)	(410)	—	(6)	302	—	560
Fair value lease revenue	71	—	—	—	—	—	—	—	71
Termination Income	15	—	—	—	—	—	—	—	15

Total revenue	6,454	5,709	8,142	8,628	1,329	4,097	3,675	—	38,034

EXPENSES
Operating	3,075	2,392	3,283	3,073	749	1,569	1,323	—	15,464

NET OPERATING INCOME	3,379	3,317	4,859	5,555	580	2,528	2,352	—	22,570
Interest	549	1,589	2,516	2,013	—	241	1,104	—	8,012
Depreciation and amortization	1,853	959	1,914	1,417	1,383	727	839	—	9,092

SUBTOTAL	2,402	2,548	4,430	3,430	1,383	968	1,943	—	17,104
Gain on sale of real estate	—	—	—	—	—	—	—	—	—

NET INCOME/(LOSS)	$977	$769	$429	$2,125	$(803)	$1,560	$409	$—	$5,466

BXP’s share of net income/(loss)	$586	$385	$219	$784 (5)	$(267)	$780	$122	$—	2,609
Basis differential (6)	182	1	39	(16)	(7)	(1)	9	—	207
Gain on investment	—	—	—	—	—	—	—	—	—

Subtotal	768	386	258	768	(274)	779	131	—	2,816
Gain upon consolidation in income statement	—	—	—	—	—	—	—	—	—

Income/(loss) from unconsolidated joint ventures	$768	$386	$258	$768	$(274)	$779	$131	$—	$2,816

Gain on investment	—	—	—	—	—	—	—	—	—
BXP’s share of depreciation & amortization	976	483	978	1,058 (5)	468	368	253	—	4,584

BXP’s share of Funds from Operations (FFO)	$1,744	$869	$1,236	$1,826	$194	$1,147	$384	$—	$7,400

BXP’s share of net operating income/(loss)	$2,040	$1,659	$2,478	$1,389	$193	$1,264	$706	$—	$9,729

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(2)	Annapolis Junction includes two properties in service, one property in development and two undeveloped land parcels.
(3)	Includes Two Grand Central Tower, Value-Added Fund and 125 West 55th Street properties, which were sold on October 25, 2011, April 10, 2013 and May 30, 2013, respectively.
(4)	Represents the Company’s share.
(5)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(6)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Boston Properties, Inc.

First Quarter 2014

CONSOLIDATED JOINT VENTURES

Balance Sheets

(unaudited and in thousands)

as of March 31, 2014

							Total
BXP’s nominal ownership percentage	60.00%	55.00%	95.00%	50.00%		50.00%
	767 Fifth Avenue	Times Square	Salesforce	Fountain		505 9th	Consolidated
	(The GM Building)	Tower	Tower (1)	Square		Street	Joint Ventures
ASSETS
Real estate, net	$3,607,090	$475,069	$277,617	$379,120		$110,527	$4,849,423
Cash and cash held in escrows	93,609	26,488	4,425	24,704		4,131	153,357
Other assets	111,911	64,261	—	8,110		8,987	193,269

Total assets	$3,812,610	$565,818	$282,042	$411,934		$123,645	$5,196,049

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,452,722	$—	$—	$225,002		$120,763	$1,798,487
Mezzanine notes payable	310,736	—	—	—		—	310,736
Related party notes payable	180,000	—	—	—		—	180,000
Accrued interest on related party notes	77,304	—	—	—		—	77,304
Other liabilities	249,032	6,141	12,807	10,929		5,375	284,284

Total liabilities	2,269,794	6,141	12,807	235,931		126,138	2,650,811

Equity:
BXP	1,080,130 (2)	307,370	256,405	75,676		333	1,719,914
Redeemable interest in property partnership	—	—	—	100,327		—	100,327
Noncontrolling interests	462,686	252,307	12,830	—		(2,826)	724,997 (3)

Total equity	1,542,816	559,677	269,235	176,003		(2,493)	2,545,238

Total liabilities and equity	$3,812,610	$565,818	$282,042	$411,934		$123,645	$5,196,049

Income Statements (unaudited and in thousands) for the three months ended March 31, 2014

BXP’s nominal ownership percentage	60.00%	55.00%	95.00%	50.00%		50.00%
							Total
	767 Fifth Avenue	Times Square	Salesforce	Fountain		505 9th	Consolidated
	(The GM Building)	Tower	Tower (1)	Square		Street	Joint Ventures
REVENUE
Rental income	$62,913	$22,874	$—	$8,966		$5,561	$100,314
Straight-line rent	4,002	263	—	621		62	4,948
Fair value lease revenue	5,480	—	—	(84)		—	5,396
Parking and Other	1,218	237	—	43		526	2,024

Total revenue	73,613	23,374	—	9,546		6,149	112,682

EXPENSES
Operating	22,116	4,100	—	3,093		2,187	31,496

NET OPERATING INCOME	51,497	19,274	—	6,453		3,962	81,186
Interest	23,535	—	—	3,053		1,780	28,368
Interest other - partner notes	6,940	—	—	—		—	6,940
Fair value interest expense	(10,724)	—	—	(1,603)		—	(12,327)
Depreciation and amortization	30,995	4,111	—	4,998		877	40,981
Other	—	—	—	—		—	—

SUBTOTAL	50,746	4,111	—	6,448		2,657	63,962

NET INCOME/(LOSS)	$751	$15,163	$—	$5		$1,305	$17,224

Reconciliation of partners’ noncontrolling interest (NCI)
Add back depreciation & amortization - BXP basis difference	$1	$2	$—	$3		$31	$37
Add back partners’ share of partner loan interest	6,940	—	—	—		—	6,940

Partners’ net income/(loss) before interest allocation	7,692	15,165	—	8		1,336	24,201
Partners’ NCI share of net income	3,077	6,824	—	4		668	10,574
Partners’ share of partner loan interest	(6,940)	—	—	—		—	(6,940)
Allocation of management and other fees to non-controlling partner	(781)	(167)	—	(113)		(93)	(1,154)
Accretion and adjustments	—	—	—	1,874	(3)	—	1,874

Partners’ NCI	$(4,644)	$6,657	$—	$1,765		$575	$4,354

Reconciliation of partners’ share of FFO
Net income/(loss)	$751	$15,163	$—	$5		$1,305	$17,224
Add back depreciation & amortization	30,995	4,111	—	4,998		877	40,981

Entity FFO	31,746	19,274	—	5,003		2,182	58,205
Partners’ share of entity FFO	12,698	8,673	—	2,502		1,091	24,964
Partners’ share of partner loan interest not in Partner’s share of entity FFO	(4,164)	—	—	—		—	(4,164)
Allocation of management and other fees to non-controlling partner	(781)	(167)	—	(113)		(93)	(1,154)
Accretion and adjustments	—	—	—	(623)		—	(623)

Partners’ share FFO	$7,753	$8,506	$—	$1,766		$998	$19,023

Reconciliation of BXP share of FFO
BXP Share of net income (loss) adjusted for Partners’ NCI	5,395	8,506	—	(1,760	)(4)	730	12,871
Depreciation & amortization - BXP basis difference	1	2	—	3		31	37
Other adjustment (5)	33	4	—	3		—	40
BXP share of depreciation & amortization	18,596	2,260	—	4,995	(4)	423	26,274

BXP share of FFO	$24,025	$10,772	$—	$3,241		$1,184	$39,222

Unearned portion of capitalized fees (5)	$826	$121	$—	$23		$—	$970

(1)	Formerly Transbay Tower.
(2)	BXP equity adjusted for related party notes and accrued interest that are allocated to our partners through NCI.
(3)	Amount excludes preferred shareholders capital of $0.1 million.
(4)	The allocation of net income and FFO to the NCI partner reflects the accretion to their redemption value, which is expected to occur in Q1 2016.
(5)	Capitalized fees are eliminated in consolidation and recognized in FFO over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Boston Properties, Inc.

First Quarter 2014

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended March 31, 2014 (1) (2)

				Square Feet	% of NOI
	Square Feet		% of NOI	Office/	Office/	Square Feet		Square Feet	% of NOI	% of NOI	% of NOI
Geographic Area	Office (3)		Office (4)	Technical	Technical (4)	Total (3)		% of Total	Residential (4)	Hotel (4)	Total (4)
Boston	13,247,343		27.1%	392,530	1.1%	13,639,873		33.4%	0.2%	0.4%	28.8%
New York (5)	10,554,691	(6)	39.6%	—	—	10,554,691	(6)	25.9%	—	—	39.6%
San Francisco	4,961,191		9.7%	768,463	1.4%	5,729,654		14.1%	—	—	11.1%
Washington, DC	10,093,372	(7)	19.5%	728,551	0.7%	10,821,923	(7)	26.6%	0.3%	—	20.5%

	38,856,597		95.9%	1,889,544	3.2%	40,746,141		100.0%	0.5%	0.4%	100.0%

% of Total	95.4%			4.6%		100.0%

Percentage of Combined Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Boston	23.6%	5.2%	28.8%
New York (5)	37.2%	2.4%	39.6%
San Francisco	7.9%	3.2%	11.1%
Washington, DC	8.3%	12.2%	20.5%

Total	77.0%	23.0%	100.0%

Hotel Properties
Hotel Properties	Number of	Square
	Rooms	Feet (8)
Cambridge Center Marriott, Cambridge, MA	433	334,260

Total Hotel Properties	433	334,260

Residential Properties

Residential Properties	Number of	Square
	Units	Feet
The Avant at Reston Town Center, Reston, VA	359	355,347	(9)
Residences on The Avenue, Washington, DC	335	323,050	(10)
The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(11)

Total Residential Properties	780	765,494

Structured Parking

	Number of	Square
	Spaces	Feet
Total Structured Parking	45,971	15,709,369

(1)	For disclosures relating to our definition of In-Service Properties, see page 49.
(2)	Combined Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Combined NOI to net income available to common shareholders, see page 41. For disclosures relating to our use of Combined NOI see page 49.
(3)	Includes approximately 2,100,000 square feet of retail space.
(4)	The calculation for percentage of Combined Net Operating Income excludes termination income.
(5)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(6)	Includes 1,245,823 square feet at Times Square Tower which is 55% owned by the Company, 1,808,893 square feet at 767 Fifth Avenue (The GM Building) which is 60% owned by the Company and 286,711 square feet at 540 Madison Avenue which is 60% owned by the Company.
(7)	Includes 589,288 square feet at Metropolitan Square which is 51% owned by the Company, 407,607 square feet at Market Square North which is 50% owned by the Company, 539,679 square feet at 901 New York Avenue which is 25% owned by the Company, 231,411 square feet at 500 North Capitol which is 30% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company, 117,599 square feet at Annapolis Junction which is 50% owned by the Company, 119,339 square feet at Annapolis Junction Building Six which is 50% owned by the Company and 756,035 square feet at Fountain Square which is 50% owned by the Company.
(8)	Includes 4,260 square feet of retail space which is 100% occupied.
(9)	Includes 26,179 square feet of retail space which is 0% occupied but is 100% leased.
(10)	Includes 49,528 square feet of retail space which is 100% occupied.
(11)	Includes 9,617 square feet of retail space which is 100% occupied.

Boston Properties, Inc.

First Quarter 2014

In-Service Property Listing

as of March 31, 2014

					Annualized	Encumbered	Central
					Revenue	with secured	Business
		Number of			Per	debt	District (CBD) or
	Sub Market	Buildings	Square Feet	Leased %	Leased SF (1)	(Y/N)	Suburban (S)
Boston
Office
John Hancock Tower	CBD Boston MA	1	1,722,164	96.1%	$53.23	Y	CBD
100 Federal Street	CBD Boston MA	1	1,265,411	90.9%	49.07	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,228,651	98.7%	52.35	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	858,326	98.2%	59.66	N	CBD
Atlantic Wharf Office	CBD Boston MA	1	793,827	100.0%	61.20	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,389	64.7%	39.26	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	501,315	98.8%	78.44	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	51.38	N	CBD
One Cambridge Center	East Cambridge MA	1	215,629	100.0%	51.54	N	CBD
Three Cambridge Center	East Cambridge MA	1	115,061	100.0%	41.95	N	CBD
Four Cambridge Center	East Cambridge MA	1	216,156	100.0%	45.04	N	CBD
Five Cambridge Center	East Cambridge MA	1	264,708	99.0%	55.00	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	42.04	N	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.86	N	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	55.52	N	CBD
(2) Seventeen Cambridge Center	East Cambridge MA	1	195,191	100.0%	52.66	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	41.36	Y	CBD
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	992,877	76.4%	33.41	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	527,860	85.6%	34.88	N	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	30.58	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	99.5%	36.19	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	301,373	84.1%	32.35	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	82.8%	46.40	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	38.51	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	91.0%	31.48	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	48.12	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	86.0%	32.13	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	23.87	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	120,458	63.0%	24.69	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	39.21	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	39.32	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	63.8%	41.05	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,759	95.4%	26.62	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.24	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	30.21	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	35.37	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,216	87.7%	19.64	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	16.50	N	S

		45	13,247,343	92.6%	$47.05

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$88.73	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.69	N	CBD
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		4	392,530	76.0%	$74.27

	Total Boston:	49	13,639,873	92.1%	$47.70

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

First Quarter 2014

In-Service Property Listing (continued)

as of March 31, 2014

							Central
					Annualized	Encumbered	Business
		Number of			Revenue Per	with secured	District (CBD) or
	Sub Market	Buildings	Square Feet	Leased %	Leased SF (1)	debt (Y/N)	Suburban (S)
New York (2)
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	98.7%	$89.85	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,631,300	99.8%	88.32	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,383	99.0%	86.54	N	CBD
Times Square Tower (55% ownership)	Times Square NY	1	1,245,823	99.7%	70.94	N	CBD
(3) 767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,808,893	98.7%	140.12	Y	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	74.1%	108.73	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	286,711	82.3%	105.30	Y	CBD

		7	8,083,836	97.5%	$98.33

101 Carnegie Center	Princeton NJ	1	125,269	84.0%	$30.34	N	S
104 Carnegie Center	Princeton NJ	1	102,830	86.0%	32.76	N	S
105 Carnegie Center	Princeton NJ	1	69,955	62.7%	30.48	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	31.23	N	S
202 Carnegie Center	Princeton NJ	1	130,582	91.7%	35.27	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	29.22	N	S
210 Carnegie Center	Princeton NJ	1	162,372	79.3%	35.31	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	33.29	N	S
212 Carnegie Center	Princeton NJ	1	152,576	79.5%	29.39	N	S
214 Carnegie Center	Princeton NJ	1	150,774	72.7%	32.33	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	34.58	N	S
502 Carnegie Center	Princeton NJ	1	122,460	95.5%	35.39	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	32.46	N	S
506 Carnegie Center	Princeton NJ	1	149,110	100.0%	32.80	N	S
508 Carnegie Center	Princeton NJ	1	133,915	69.4%	32.83	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	30.51	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.57	N	S

		16	2,056,207	89.1%	$32.53

One Tower Center	East Brunswick NJ	1	414,648	33.6%	$30.51	N	S

		1	414,648	33.6%	$30.51

	Total New York:	24	10,554,691	93.3%	$85.13

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,438	95.8%	$48.66	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	97.6%	52.25	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	94.7%	45.73	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	934,377	90.0%	56.14	Y	CBD

		4	3,322,669	94.4%	$50.81

611 Gateway	South San Francisco CA	1	257,664	81.0%	$36.04	N	S
601 and 651 Gateway	South San Francisco CA	2	506,280	95.2%	36.58	N	S
(4) North First Business Park	San Jose CA	5	190,636	100.0%	14.85	N	S
3100-3130 Zanker Road (formerly 3200 Zanker Road)	San Jose CA	4	543,900	19.5%	20.40	N	S
2440 West El Camino Real	Mountain View CA	1	140,042	100.0%	50.61	N	S

		13	1,638,522	68.8%	$33.01

Office/Technical
(3) Mountain View Research Park	Mountain View CA	16	603,564	83.5%	$34.62	N	S
(3) Mountain View Technology Park	Mountain View CA	7	135,279	100.0%	29.37	N	S
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	20.72	N	S

		24	768,463	87.1%	$33.01

	Total San Francisco:	41	5,729,654	86.1%	$44.30

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(3)	Not included in Same Property analysis.
(4)	Property held for redevelopment.

Boston Properties, Inc.

First Quarter 2014

In-Service Property Listing (continued)

as of March 31, 2014

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,165	91.7%	$54.58	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	251,994	100.0%	45.41	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	589,288	90.4%	56.79	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	407,607	88.8%	60.68	Y	CBD
505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	69.83	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,679	100.0%	63.85	Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	98.1%	81.32	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	94.0%	52.21	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	58.34	N	CBD
(2) 500 North Capitol (30% ownership)	CBD Washington DC	1	231,411	86.7%	63.91	Y	CBD
Sumner Square	CBD Washington DC	1	208,892	95.6%	48.56	N	CBD
Annapolis Junction (50% ownership)	Anne Arundel County MD	1	117,599	77.1%	143.77	Y	S
(2) Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%	27.69	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	76.5%	35.85	N	S
Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%	50.78	N	S
Fountain Square (50% ownership)	Fairfax County VA	2	521,696	98.3%	43.34	Y	S
Fountain Square Retail (50% ownership)	Fairfax County VA	1	234,339	100.0%	52.91	Y	S
Democracy Tower	Fairfax County VA	1	259,441	100.0%	55.22	N	S
Kingstowne One	Fairfax County VA	1	151,483	88.6%	39.80	N	S
Kingstowne Two	Fairfax County VA	1	156,251	70.1%	42.41	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.63	Y	S
One Freedom Square	Fairfax County VA	1	432,581	100.0%	44.55	N	S
Two Freedom Square	Fairfax County VA	1	421,142	99.6%	40.83	N	S
One Reston Overlook	Fairfax County VA	1	319,519	100.0%	35.56	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	34.98	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	93.8%	41.22	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.58	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.23	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	38.48	N	S
South of Market	Fairfax County VA	3	623,665	100.0%	51.33	N	S
(2) One and Two Patriots Park	Fairfax County VA	2	523,482	100.0%	33.50	N	S
Three Patriots Park	Fairfax County VA	1	182,423	100.0%	35.55	N	S

		38	10,093,372	95.5%	$50.63

Office/Technical
7435 Boston Boulevard	Fairfax County VA	1	103,557	92.8%	$22.29	N	S
7451 Boston Boulevard	Fairfax County VA	1	45,615	67.4%	21.37	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.86	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	17.51	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	21.45	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	16.08	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.64	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.46	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	23.49	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	0.0%	—	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	20.00	N	S

		11	728,551	89.7%	$19.88

	Total Washington, DC:	49	10,821,923	95.2%	$48.67

	Total In-Service Properties:	163	40,746,141	92.4%	$57.32

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

First Quarter 2014

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant		Sq. Ft.		% of Portfolio
1	US Government	2,427,082	(1)	5.96%
2	Citibank	1,018,432	(2)	2.50%
3	Bank of America	810,764	(3)	1.99%
4	Biogen	772,212		1.90%
5	Wellington Management	707,568		1.74%
6	Kirkland & Ellis	639,683	(4)	1.57%
7	Genentech	568,097		1.39%
8	Ropes & Gray	528,931		1.30%
9	O’Melveny & Myers	504,902		1.24%
10	Weil Gotshal Manges	492,015	(5)	1.21%
11	Shearman & Sterling	472,808		1.16%
12	State Street Bank and Trust	408,552		1.00%
13	Finnegan Henderson Farabow	362,405	(6)	0.89%
14	Microsoft	359,859		0.88%
15	Ann Inc. (fka Ann Taylor Corp.)	351,026		0.86%
16	PTC	320,655		0.79%
17	Google	311,611		0.76%
18	Mass Financial Services	301,668		0.74%
19	Bingham McCutchen	301,385		0.74%
20	Aramis (Estee Lauder)	295,610	(7)	0.73%

	Total % of Portfolio Square Feet			29.34%
	Total % of Portfolio Revenue			32.21%

Notable Signed Deals (8)

Tenant	Property	Sq. Ft.
salesforce.com, inc.	Salesforce Tower	714,000
Arnold & Porter	601 Massachusetts Avenue	376,000
Blue Cross and Blue Shield of Massachusetts	101 Huntington Avenue	308,000
Kaye Scholer	250 West 55th Street	260,000
Macys.com (Macy’s, Inc.)	680 Folsom Street	243,000
Morrison & Foerster	250 West 55th Street	205,000
Riverbed Technology	680 Folsom Street	202,000

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 50,887 square feet of space in a property in which Boston Properties has a 60% interest.
(4)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 449,871 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(8)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT)

Boston Properties, Inc.

First Quarter 2014

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	1,291,657	$59,824,022	$46.32	$60,078,536	$46.51	3.51%
2015	2,384,461	122,924,095	51.55	122,645,500	51.44	6.48%
2016	2,727,333	130,170,225	47.73	133,490,079	48.95	7.42%
2017	3,944,767	259,835,155	65.87	266,305,316	67.51	10.73%
2018	1,886,648	105,995,884	56.18	109,723,515	58.16	5.13%
2019	3,785,968	214,684,442	56.71	227,105,497	59.99	10.29%
2020	3,582,879	217,020,313	60.57	234,867,526	65.55	9.74%
2021	2,203,863	119,663,078	54.30	135,280,062	61.38	5.99%
2022	3,824,217	206,409,839	53.97	230,737,293	60.34	10.40%
2023	847,448	44,234,949	52.20	52,343,815	61.77	2.30%
Thereafter	7,309,286	425,729,903	58.25	518,008,759	70.87	19.87%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	31-Mar-14	31-Mar-13	31-Mar-14	31-Mar-13	31-Mar-14	31-Mar-13

Boston	95.3%	97.5%	87.6%	79.9%	92.6%	91.0%
New York (5)	97.5%	94.5%	79.8%	78.3%	93.3%	90.9%
San Francisco	94.4%	94.0%	68.8%	78.7%	85.9%	89.1%
Washington, DC	94.7%	95.0%	96.1%	94.6%	95.5%	94.8%

Total Portfolio	95.8%	95.5%	87.6%	85.5%	92.7%	91.8%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,100,000 square feet of retail space.
(5)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region. Prior period occupancy have been updated to conform to current period presentation.

Boston Properties, Inc.

First Quarter 2014

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	284,619	$5,507,047	$19.35	$5,499,720	$19.32	15.06%
2015	239,286	6,550,578	27.38	6,640,298	27.75	12.66%
2016	393,591	24,917,601	63.31	25,382,945	64.49	20.83%
2017	180,830	6,257,392	34.60	6,665,690	36.86	9.57%
2018	—	—	—	—	—	0.00%
2019	293,509	9,353,944	31.87	10,986,169	37.43	15.53%
2020	79,971	1,285,735	16.08	1,285,735	16.08	4.23%
2021	57,321	1,003,977	17.51	1,003,977	17.51	3.03%
2022	—	—	—	—	—	0.00%
2023	—	—	—	—	—	0.00%
Thereafter	67,362	1,663,167	24.69	3,374,162	50.09	3.56%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-14	31-Mar-13	31-Mar-14	31-Mar-13	31-Mar-14	31-Mar-13

Boston	100.0%	100.0%	0.0%	0.0%	76.0%	76.0%
New York	n/a	n/a	n/a	n/a	n/a	n/a
San Francisco	n/a	n/a	87.1%	100.0%	87.1%	100.0%
Washington, DC	n/a	n/a	89.7%	97.8%	89.7%	97.8%

Total Portfolio	100.0%	100.0%	83.1%	87.4%	85.8%	90.6%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2014

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	44,248	$5,346,504	$120.83	$5,522,809	$124.81	2.13%
2015	129,038	14,711,717	114.01	14,741,578	114.24	6.21%
2016	236,681	21,410,578	90.46	22,048,882	93.16	11.40%
2017	213,250	27,386,501	128.42	27,741,695	130.09	10.27%
2018	244,569	20,207,192	82.62	21,849,445	89.34	11.78%
2019	71,331	5,312,662	74.48	5,666,701	79.44	3.43%
2020	141,843	6,629,716	46.74	9,071,557	63.95	6.83%
2021	122,800	7,801,503	63.53	8,804,572	71.70	5.91%
2022	236,803	17,744,507	74.93	20,273,590	85.61	11.40%
2023	193,251	17,161,023	88.80	19,723,434	102.06	9.31%
Thereafter	442,986	24,142,040	54.50	30,646,182	69.18	21.33%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2014

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	1,620,524	$70,677,572	$43.61	$71,101,065	$43.88	3.98%
2015	2,752,785	144,186,390	52.38	144,027,376	52.32	6.76%
2016	3,357,605	176,498,404	52.57	180,921,906	53.88	8.24%
2017	4,338,847	293,479,048	67.64	300,712,701	69.31	10.65%
2018	2,131,217	126,203,075	59.22	131,572,960	61.74	5.23%
2019	4,150,808	229,351,048	55.25	243,758,368	58.73	10.19%
2020	3,804,693	224,935,764	59.12	245,224,817	64.45	9.34%
2021	2,383,984	128,468,558	53.89	145,088,611	60.86	5.85%
2022	4,061,020	224,154,346	55.20	251,010,884	61.81	9.97%
2023	1,040,699	61,395,972	58.99	72,067,249	69.25	2.55%
Thereafter	7,819,634	451,535,110	57.74	552,029,103	70.60	19.19%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	31-Mar-14	31-Mar-13	31-Mar-14	31-Mar-13	31-Mar-14	31-Mar-13

Boston	95.5%	97.6%	85.8%	78.4%	92.1%	90.6%
New York (5)	97.5%	94.5%	79.8%	78.3%	93.3%	90.9%
San Francisco	94.4%	94.0%	74.6%	79.1%	86.1%	89.1%
Washington, DC	94.7%	95.0%	95.4%	95.0%	95.2%	95.0%

Total Portfolio	95.9%	95.6%	87.2%	85.6%	92.4%	91.7%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,100,000 square feet of retail space, excluding our residential and hotel properties.
(5)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region. Prior period occupancy have been updated to conform to current period presentation.

Boston Properties, Inc.

First Quarter 2014

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	630,438	$23,992,848	$38.06	$24,016,626	$38.10	—	$—	$—	$—	$—
2015	1,050,157	44,065,496	41.96	43,391,743	41.32	—	—	—	—	—
2016	689,599	25,413,896	36.85	25,932,186	37.60	225,532	20,092,752	89.09	20,092,752	89.09
2017	830,544	36,840,918	44.36	38,798,705	46.71	—	—	—	—	—
2018	488,441	18,378,964	37.63	19,364,853	39.65	—	—	—	—	—
2019	1,261,602	57,011,962	45.19	60,315,251	47.81	—	—	—	—	—
2020	372,189	17,179,272	46.16	18,585,084	49.93	—	—	—	—	—
2021	671,752	24,177,623	35.99	25,480,105	37.93	—	—	—	—	—
2022	1,646,144	78,585,290	47.74	86,154,982	52.34	—	—	—	—	—
2023	281,154	16,076,023	57.18	17,850,041	63.49	—	—	—	—	—
Thereafter	3,395,746	175,555,546	51.70	215,679,495	63.51	67,362	1,663,167	24.69	3,374,162	50.09

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	10,960	$3,081,330	$281.14	$3,257,730	$297.24	641,398	$27,074,179	$42.21	$27,274,356	$42.52
2015	48,611	7,433,943	152.93	7,415,943	152.56	1,098,768	51,499,439	46.87	50,807,686	46.24
2016	19,300	2,710,094	140.42	2,726,283	141.26	934,431	48,216,742	51.60	48,751,220	52.17	(4)
2017	47,147	3,417,860	72.49	3,440,655	72.98	877,691	40,258,779	45.87	42,239,360	48.13
2018	137,622	6,092,603	44.27	6,195,158	45.02	626,063	24,471,568	39.09	25,560,012	40.83
2019	17,092	2,491,617	145.78	2,676,718	156.61	1,278,694	59,503,578	46.53	62,991,969	49.26
2020	92,818	3,900,629	42.02	6,075,116	65.45	465,007	21,079,901	45.33	24,660,200	53.03
2021	38,642	2,454,175	63.51	2,678,209	69.31	710,394	26,631,797	37.49	28,158,314	39.64
2022	126,196	5,722,013	45.34	6,356,702	50.37	1,772,340	84,307,303	47.57	92,511,683	52.20
2023	76,325	6,912,523	90.57	7,623,983	99.89	357,479	22,988,546	64.31	25,474,024	71.26
Thereafter	187,984	7,385,621	39.29	8,120,889	43.20	3,651,092	184,604,334	50.56	227,174,547	62.22

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $39.41 per square foot and $40.17 per square foot, respectively, in 2016.

Boston Properties, Inc.

First Quarter 2014

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	29,354	$1,421,795	$48.44	$1,421,795	$48.44	(4)	—	$—	$—	$—	$—
Q2 2014	164,258	5,726,044	34.86	5,725,727	34.86		—	—	—	—	—
Q3 2014	80,672	2,901,085	35.96	2,925,179	36.26		—	—	—	—	—
Q4 2014	356,154	13,943,924	39.15	13,943,924	39.15		—	—	—	—	—

Total 2014	630,438	$23,992,848	$38.06	$24,016,626	$38.10		—	$—	$—	$—	$—

Q1 2015	264,900	$12,851,346	$48.51	$12,813,196	$48.37		—	$—	$—	$—	$—
Q2 2015	216,904	8,011,386	36.94	8,340,982	38.45		—	—	—	—	—
Q3 2015	305,282	15,305,573	50.14	14,127,294	46.28		—	—	—	—	—
Q4 2015	263,071	7,897,192	30.02	8,110,272	30.83		—	—	—	—	—

Total 2015	1,050,157	$44,065,496	$41.96	$43,391,743	$41.32		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	2	$104,000	$51,999.96	$104,000	$51,999.96	(4)	29,356	$1,525,795	$51.98	$1,525,795	$51.98	(4)
Q2 2014	929	568,237	611.67	574,237	618.12		165,187	6,294,281	38.10	6,299,964	38.14
Q3 2014	2,048	1,233,718	602.40	1,330,918	649.86		82,720	4,134,804	49.99	4,256,098	51.45
Q4 2014	7,981	1,175,375	147.27	1,248,575	156.44		364,135	15,119,300	41.52	15,192,500	41.72

Total 2014	10,960	$3,081,330	$281.14	$3,257,730	$297.24		641,398	$27,074,179	$42.21	$27,274,356	$42.52

Q1 2015	45,575	$6,553,164	$143.79	$6,535,164	$143.39		310,475	$19,404,510	$62.50	$19,348,360	$62.32
Q2 2015	2,005	771,070	384.57	771,070	384.57		218,909	8,782,456	40.12	9,112,052	41.62
Q3 2015	25	57,160	2,286.40	57,160	2,286.40		305,307	15,362,733	50.32	14,184,454	46.46
Q4 2015	1,006	52,549	52.24	52,549	52.24		264,077	7,949,741	30.10	8,162,821	30.91

Total 2015	48,611	$7,433,943	$152.93	$7,415,943	$152.56		1,098,768	$51,499,439	$46.87	$50,807,686	$46.24

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on March 31, 2014.

Boston Properties, Inc.

First Quarter 2014

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3) (4)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	270,651	$14,128,725	$52.20	$14,128,726	$52.20	—	$—	$—	$—	$—
2015	392,056	27,269,394	69.55	27,389,476	69.86	—	—	—	—	—
2016	562,802	41,738,195	74.16	43,167,916	76.70	—	—	—	—	—
2017	1,588,145	146,266,804	92.10	147,583,853	92.93	—	—	—	—	—
2018	534,417	45,865,493	85.82	45,604,902	85.34	—	—	—	—	—
2019	1,255,721	98,202,930	78.20	101,586,199	80.90	—	—	—	—	—
2020	1,601,362	119,566,612	74.67	127,952,118	79.90	—	—	—	—	—
2021	309,051	31,780,967	102.83	35,398,909	114.54	—	—	—	—	—
2022	879,889	67,305,076	76.49	73,027,163	83.00	—	—	—	—	—
2023	81,115	6,934,944	85.50	7,594,457	93.63	—	—	—	—	—
Thereafter	2,050,752	155,929,169	76.04	190,234,101	92.76	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	6,185	$723,739	$117.02	$720,739	$116.53	276,836	$14,852,464	$53.65	$14,849,465	$53.64
2015	3,000	2,368,386	789.46	2,368,386	789.46	395,056	29,637,780	75.02	29,757,862	75.33
2016	111,262	12,788,572	114.94	13,327,663	119.79	674,064	54,526,767	80.89	56,495,579	83.81
2017	78,027	18,220,695	233.52	18,232,903	233.67	1,666,172	164,487,499	98.72	165,816,755	99.52
2018	6,514	7,900,000	1,212.77	9,158,265	1,405.94	540,931	53,765,493	99.39	54,763,167	101.24
2019	877	69,575	79.33	77,929	88.86	1,256,598	98,272,505	78.21	101,664,128	80.90
2020	4,195	260,818	62.17	267,179	63.69	1,605,557	119,827,429	74.63	128,219,297	79.86
2021	2,056	233,179	113.41	279,925	136.15	311,107	32,014,146	102.90	35,678,834	114.68
2022	59,437	9,498,289	159.80	11,066,836	186.19	939,326	76,803,365	81.76	84,093,999	89.53
2023	33,292	6,385,914	191.82	7,749,177	232.76	114,407	13,320,858	116.43	15,343,633	134.11
Thereafter	38,267	9,663,696	252.53	13,510,255	353.05	2,089,019	165,592,865	79.27	203,744,356	97.53

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.

Boston Properties, Inc.

First Quarter 2014

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)(4)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	5,770	$519,300	$90.00	$519,300	$90.00	(5)	—	$—	$—	$—	$—
Q2 2014	107,292	4,744,957	44.22	4,744,957	44.22		—	—	—	—	—
Q3 2014	85,625	6,384,994	74.57	6,384,994	74.57		—	—	—	—	—
Q4 2014	71,964	2,479,475	34.45	2,479,475	34.45		—	—	—	—	—

Total 2014	270,651	$14,128,725	$52.20	$14,128,726	$52.20		—	$—	$—	$—	$—

Q1 2015	83,085	$4,224,322	$50.84	$4,222,574	$50.82		—	$—	$—	$—	$—
Q2 2015	124,128	6,340,917	51.08	6,457,737	52.02		—	—	—	—	—
Q3 2015	71,798	6,756,020	94.10	6,758,369	94.13		—	—	—	—	—
Q4 2015	113,045	9,948,136	88.00	9,950,795	88.03		—	—	—	—	—

Total 2015	392,056	$27,269,394	$69.55	$27,389,476	$69.86		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		5,770	$519,300	$90.00	$519,300	$90.00	(5)
Q2 2014	—	—	—	—	—		107,292	4,744,957	44.22	4,744,957	44.22
Q3 2014	—	—	—	—	—		85,625	6,384,994	74.57	6,384,994	74.57
Q4 2014	6,185	723,739	117.02	720,739	116.53		78,149	3,203,214	40.99	3,200,214	40.95

Total 2014	6,185	$723,739	$117.02	$720,739	$116.53		276,836	$14,852,464	$53.65	$14,849,465	$53.64

Q1 2015	—	$—	$—	$—	$—		83,085	$4,224,322	$50.84	$4,222,574	$50.82
Q2 2015	3,000	2,368,386	789.46	2,368,386	789.46		127,128	8,709,303	68.51	8,826,123	69.43
Q3 2015	—	—	—	—	—		71,798	6,756,020	94.10	6,758,369	94.13
Q4 2015	—	—	—	—	—		113,045	9,948,136	88.00	9,950,795	88.03

Total 2015	3,000	$2,368,386	$789.46	$2,368,386	$789.46		395,056	$29,637,780	$75.02	$29,757,862	$75.33

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(5)	Represents leases that were occupied as of and expired on March 31, 2014.

Boston Properties, Inc.

First Quarter 2014

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	132,185	$5,710,941	$43.20	$5,788,154	$43.79	29,070	$823,122	$28.32	$823,122	$28.32
2015	319,433	14,061,078	44.02	14,049,470	43.98	73,062	2,442,292	33.43	2,512,264	34.39
2016	1,094,477	46,169,397	42.18	46,703,970	42.67	134,659	4,065,964	30.19	4,494,083	33.37
2017	507,839	21,205,375	41.76	22,846,140	44.99	167,422	5,979,259	35.71	6,373,914	38.07
2018	148,142	8,425,040	56.87	9,028,516	60.95	—	—	—	—	—
2019	375,774	15,902,428	42.32	18,289,583	48.67	261,509	8,713,944	33.32	10,265,849	39.26
2020	500,268	29,032,671	58.03	31,388,219	62.74	—	—	—	—	—
2021	176,517	8,264,153	46.82	9,527,122	53.97	—	—	—	—	—
2022	452,576	18,312,374	40.46	21,394,298	47.27	—	—	—	—	—
2023	111,517	5,293,088	47.46	6,733,431	60.38	—	—	—	—	—
Thereafter	170,730	8,919,075	52.24	10,152,344	59.46	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	7,381	$395,193	$53.54	$395,193	$53.54	168,636	$6,929,256	$41.09	$7,006,469	$41.55
2015	18,371	1,278,346	69.58	1,289,102	70.17	410,866	17,781,716	43.28	17,850,837	43.45
2016	39,764	2,029,023	51.03	2,051,148	51.58	1,268,900	52,264,384	41.19	53,249,201	41.96
2017	16,079	1,097,928	68.28	1,115,094	69.35	691,340	28,282,562	40.91	30,335,148	43.88
2018	34,410	2,055,476	59.73	2,091,957	60.80	182,552	10,480,516	57.41	11,120,473	60.92
2019	10,305	559,557	54.30	591,789	57.43	647,588	25,175,930	38.88	29,147,222	45.01
2020	22,265	1,188,597	53.38	1,310,617	58.86	522,533	30,221,268	57.84	32,698,836	62.58
2021	15,458	921,937	59.64	1,000,681	64.74	191,975	9,186,091	47.85	10,527,804	54.84
2022	27,445	1,050,440	38.27	1,137,744	41.46	480,021	19,362,813	40.34	22,532,042	46.94
2023	27,788	1,483,522	53.39	1,600,164	57.58	139,305	6,776,609	48.65	8,333,595	59.82
Thereafter	17,888	524,892	29.34	681,010	38.07	188,618	9,443,967	50.07	10,833,354	57.44

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2014

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2014	21,337	1,196,576	56.08	1,273,789	59.70	—	—	—	—	—
Q3 2014	19,226	1,061,990	55.24	1,061,990	55.24	29,070	823,122	28.32	823,122	28.32
Q4 2014	91,622	3,452,375	37.68	3,452,375	37.68	—	—	—	—	—

Total 2014	132,185	$5,710,941	$43.20	$5,788,154	$43.79	29,070	$823,122	$28.32	$823,122	$28.32

Q1 2015	47,733	$1,880,810	$39.40	$1,888,970	$39.57	17,720	$504,504	$28.47	$510,567	$28.81
Q2 2015	112,666	4,418,187	39.21	4,344,119	38.56	8,152	227,947	27.96	238,708	29.28
Q3 2015	111,325	5,887,343	52.88	5,890,381	52.91	26,914	1,031,751	38.34	1,054,132	39.17
Q4 2015	47,709	1,874,738	39.30	1,926,001	40.37	20,276	678,090	33.44	708,857	34.96

Total 2015	319,433	$14,061,078	$44.02	$14,049,470	$43.98	73,062	$2,442,292	$33.43	$2,512,264	$34.39

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2014	732	55,877	76.33	55,877	76.33	22,069	1,252,453	56.75	1,329,665	60.25
Q3 2014	4,049	214,671	53.02	214,671	53.02	52,345	2,099,783	40.11	2,099,783	40.11
Q4 2014	2,600	124,646	47.94	124,646	47.94	94,222	3,577,021	37.96	3,577,021	37.96

Total 2014	7,381	$395,193	$53.54	$395,193	$53.54	168,636	$6,929,256	$41.09	$7,006,469	$41.55

Q1 2015	8,044	$563,617	$70.07	$565,546	$70.31	73,497	$2,948,931	$40.12	$2,965,083	$40.34
Q2 2015	5,879	390,637	66.45	394,805	67.16	126,697	5,036,771	39.75	4,977,631	39.29
Q3 2015	1,624	108,982	67.11	108,982	67.11	139,863	7,028,076	50.25	7,053,495	50.43
Q4 2015	2,824	215,109	76.17	219,769	77.82	70,809	2,767,938	39.09	2,854,627	40.31

Total 2015	18,371	$1,278,346	$69.58	$1,289,102	$70.17	410,866	$17,781,716	$43.28	$17,850,837	$43.45

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

First Quarter 2014

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	258,383	$15,991,507	$61.89	$16,145,031	$62.48	(4)	255,549	$4,683,925	$18.33	$4,676,598	$18.30
2015	622,815	37,528,127	60.26	37,814,811	60.72	(4)	166,224	4,108,286	24.72	4,128,034	24.83
2016	380,455	16,848,737	44.29	17,686,006	46.49		33,400	758,886	22.72	796,110	23.84
2017	1,018,239	55,522,058	54.53	57,076,618	56.05		13,408	278,133	20.74	291,776	21.76
2018	715,648	33,326,386	46.57	35,725,243	49.92		—	—	—	—	—
2019	892,871	43,567,122	48.79	46,914,465	52.54		32,000	640,000	20.00	720,320	22.51
2020	1,109,060	51,241,758	46.20	56,942,105	51.34		79,971	1,285,735	16.08	1,285,735	16.08
2021	1,046,543	55,440,335	52.97	64,873,926	61.99		57,321	1,003,977	17.51	1,003,977	17.51
2022	845,608	42,207,099	49.91	50,160,851	59.32		—	—	—	—	—
2023	373,662	15,930,894	42.63	20,165,886	53.97		—	—	—	—	—
Thereafter	1,692,058	85,326,113	50.43	101,942,819	60.25		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2014	19,722	$1,146,241	$58.12	$1,149,146	$58.27		533,654	$21,821,672	$40.89	$21,970,775	$41.17
2015	59,056	3,631,042	61.48	3,668,147	62.11		848,095	45,267,455	53.38	45,610,991	53.78
2016	66,355	3,882,889	58.52	3,943,789	59.43		480,210	21,490,511	44.75	22,425,905	46.70
2017	71,997	4,650,018	64.59	4,953,043	68.80		1,103,644	60,450,208	54.77	62,321,437	56.47
2018	66,023	4,159,112	62.99	4,404,064	66.71		781,671	37,485,498	47.96	40,129,307	51.34
2019	43,057	2,191,912	50.91	2,320,265	53.89		967,928	46,399,035	47.94	49,955,050	51.61
2020	22,565	1,279,673	56.71	1,418,645	62.87		1,211,596	53,807,166	44.41	59,646,484	49.23
2021	66,644	4,192,212	62.90	4,845,756	72.71		1,170,508	60,636,524	51.80	70,723,660	60.42
2022	23,725	1,473,765	62.12	1,712,308	72.17		869,333	43,680,864	50.25	51,873,159	59.67
2023	55,846	2,379,065	42.60	2,750,111	49.24		429,508	18,309,959	42.63	22,915,996	53.35
Thereafter	198,847	6,567,831	33.03	8,334,028	41.91		1,890,905	91,893,944	48.60	110,276,847	58.32

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 90,654 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2014 and 2015, the current and future expiring rental rate would be (i) $45.21 per square foot and $45.93 per square foot, respectively, for 2014, (ii) $53.41 per square foot and $53.91 per square foot.

Boston Properties, Inc.

First Quarter 2014

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	30,826	4,472,474	145.09	4,472,474	145.09	(5)	114,904	2,309,365	20.10	2,302,038	20.03
Q3 2014	86,601	5,223,602	60.32	5,231,299	60.41		103,750	1,500,736	14.46	1,500,736	14.46
Q4 2014	140,956	6,295,431	44.66	6,441,259	45.70		36,895	873,824	23.68	873,824	23.68

Total 2014	258,383	$15,991,507	$61.89	$16,145,031	$62.48		255,549	$4,683,925	$18.33	$4,676,598	$18.30

Q1 2015	223,966	$11,343,263	$50.65	$11,463,241	$51.18		—	$—	$—	$—	$—
Q2 2015	186,589	14,652,155	78.53	14,816,918	79.41	(6)	23,439	500,283	21.34	512,511	21.87
Q3 2015	43,753	2,084,232	47.64	1,871,303	42.77		14,338	308,532	21.52	316,053	22.04
Q4 2015	168,507	9,448,478	56.07	9,663,348	57.35		128,447	3,299,470	25.69	3,299,470	25.69

Total 2015	622,815	$37,528,127	$60.26	$37,814,811	$60.72		166,224	$4,108,286	$24.72	$4,128,034	$24.83

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2014	1,519	$67,177	$44.22	$69,891	$46.01	(4)	1,519	$67,177	$44.22	$69,891	$46.01	(4)
Q2 2014	2,207	170,282	77.16	170,473	77.24		147,937	6,952,120	46.99	6,944,985	46.95
Q3 2014	—	—	—	—	—		190,351	6,724,338	35.33	6,732,035	35.37
Q4 2014	15,996	908,782	56.81	908,782	56.81		193,847	8,078,037	41.67	8,223,865	42.42

Total 2014	19,722	$1,146,241	$58.12	$1,149,146	$58.27		533,654	$21,821,672	$40.89	$21,970,776	$41.17

Q1 2015	14,351	$959,996	$66.89	$961,807	$67.02		238,317	$12,303,258	$51.63	$12,425,048	$52.14
Q2 2015	3,856	293,541	76.13	300,433	77.91		213,884	15,445,980	72.22	15,629,862	73.08
Q3 2015	24,218	1,404,617	58.00	1,414,749	58.42		82,309	3,797,382	46.14	3,602,105	43.76
Q4 2015	16,631	972,887	58.50	991,158	59.60		313,585	13,720,836	43.75	13,953,976	44.50

Total 2015	59,056	$3,631,042	$61.48	$3,668,147	$62.11		848,095	$45,267,455	$53.38	$45,610,991	$53.78

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on March 31, 2014.
(5)	Includes 30,826 square feet of Sensitive Compartmented Information Facility (SCIF) space.
(6)	Includes 59,828 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q2 2015, the current and future expiring rental rate would be $56.45 per square foot and $57.63 per square foot, respectively.

Boston Properties, Inc.

First Quarter 2014

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	432,484	$20,911,166	$48.35	$21,111,660	$48.81		115,176	$5,857,356	$50.86	$5,934,569	$51.53
2015	614,776	36,480,886	59.34	35,265,289	57.36		231,855	11,706,452	50.49	11,760,536	50.72
2016	375,857	28,964,380	77.06	29,062,379	77.32	(4)	911,533	43,939,996	48.20	44,238,414	48.53
2017	377,436	24,410,275	64.67	25,934,477	68.71		296,376	14,938,899	50.41	15,989,514	53.95
2018	264,748	13,346,795	50.41	13,736,640	51.89		171,940	10,123,141	58.88	10,720,060	62.35
2019	848,663	42,779,465	50.41	45,539,120	53.66		198,139	9,997,969	50.46	11,014,338	55.59
2020	387,344	19,070,357	49.23	22,439,577	57.93		508,373	29,551,401	58.13	31,942,495	62.83
2021	386,106	19,614,711	50.80	20,927,820	54.20		191,975	9,186,091	47.85	10,527,804	54.84
2022	1,237,604	64,766,473	52.33	72,703,662	58.75		189,573	8,615,115	45.44	9,735,288	51.35
2023	334,282	22,314,522	66.75	24,702,769	73.90		98,648	4,760,981	48.26	5,518,204	55.94
Thereafter	3,089,832	160,540,016	51.96	199,821,127	64.67		188,618	9,443,967	50.07	10,833,354	57.44

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	78,059	$8,596,698	$110.13	$8,593,698	$110.09		140,721	$6,760,111	$48.04	$6,762,825	$48.06
2015	203,483	23,167,542	113.85	23,247,727	114.25		394,480	23,549,891	59.70	23,686,914	60.05
2016	480,997	48,037,659	99.87	49,831,298	103.60		54,964	2,971,504	54.06	3,095,146	56.31
2017	1,505,098	158,770,444	105.49	160,030,150	106.33		823,766	46,772,457	56.78	47,522,516	57.69
2018	337,714	47,243,662	139.89	47,914,889	141.88		128,212	8,093,297	63.12	8,737,547	68.15
2019	997,707	89,756,724	89.96	92,619,410	92.83		416,573	24,733,387	59.37	27,028,622	64.88
2020	1,371,397	112,974,573	82.38	119,984,897	87.49		449,263	23,397,857	52.08	26,328,065	58.60
2021	236,114	29,684,773	125.72	33,114,862	140.25		546,807	33,386,157	61.06	39,167,167	71.63
2022	909,589	75,896,868	83.44	83,128,028	91.39		309,272	20,818,035	67.31	24,071,006	77.83
2023	106,108	13,059,865	123.08	15,066,042	141.99		57,290	3,574,736	62.40	4,462,320	77.89
Thereafter	1,655,660	151,266,618	91.36	187,852,426	113.46		675,329	47,437,877	70.24	59,897,326	88.69

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $58.45 per square foot and $59.13 per square foot, respectively, in 2016.

Boston Properties, Inc.

First Quarter 2014

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	208,914	$6,163,013	$29.50	$6,162,697	$29.50	53,460	$1,071,900	$20.05	$1,071,900	$20.05
2015	483,992	15,018,553	31.03	15,542,397	32.11	179,011	6,075,264	33.94	6,090,301	34.02
2016	558,574	19,252,362	34.47	19,688,841	35.25	357,367	8,324,388	23.29	9,010,787	25.21
2017	500,255	15,848,504	31.68	16,304,883	32.59	394,964	13,343,663	33.78	14,345,635	36.32
2018	361,315	11,124,773	30.79	11,823,372	32.72	10,612	357,376	33.68	400,413	37.73
2019	430,031	16,724,113	38.89	17,452,849	40.59	449,449	15,177,960	33.77	18,132,884	40.34
2020	77,663	2,009,544	25.88	2,220,623	28.59	14,160	669,867	47.31	756,341	53.41
2021	324,288	7,017,086	21.64	7,230,494	22.30	—	—	—	—	—
2022	534,736	19,540,831	36.54	19,808,022	37.04	290,448	10,747,698	37.00	12,796,754	44.06
2023	23,197	674,024	29.06	771,255	33.25	40,657	2,015,628	49.58	2,815,391	69.25
Thereafter	561,260	24,064,318	42.88	27,353,420	48.74	—	—	—	—	—

	New York(4)					Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	198,777	$6,255,766	$31.47	$6,255,766	$31.47	392,933	$15,061,561	$38.33	$15,207,951	$38.70	(5)
2015	191,573	6,470,238	33.77	6,510,135	33.98	453,615	21,717,564	47.88	21,924,078	48.33	(5)
2016	193,067	6,489,107	33.61	6,664,281	34.52	425,246	18,519,007	43.55	19,330,759	45.46
2017	161,074	5,717,055	35.49	5,786,606	35.93	279,878	13,677,751	48.87	14,798,922	52.88
2018	203,217	6,521,831	32.09	6,848,279	33.70	653,459	29,392,201	44.98	31,391,761	48.04
2019	258,891	8,515,781	32.89	9,044,718	34.94	551,355	21,665,648	39.30	22,926,428	41.58
2020	234,160	6,852,856	29.27	8,234,400	35.17	762,333	30,409,309	39.89	33,318,419	43.71
2021	74,993	2,329,372	31.06	2,563,971	34.19	623,701	27,250,366	43.69	31,556,493	50.60
2022	29,737	906,498	30.48	965,971	32.48	560,061	22,862,829	40.82	27,802,154	49.64
2023	8,299	260,993	31.45	277,591	33.45	372,218	14,735,223	39.59	18,453,677	49.58
Thereafter	433,359	14,326,247	33.06	15,891,930	36.67	1,215,576	44,456,068	36.57	50,379,521	41.44

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(5)	Includes 90,654 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2014 and 2015, the current and future expiring rental rate would be (i) $25.14 per square foot and $25.56 per square foot, respectively, for 2014, (ii) $30.84 per square foot and $31.36 per square foot, respectively, for 2015.

Boston Properties, Inc.

First Quarter 2014

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy	First Quarter 2014	First Quarter 2013	Percent Change
The Avant at Reston Town Center (359 units) (1) Reston, VA
Average Monthly Rental Rate (2)	$1,875	N/A	N/A
Average Rental Rate Per Occupied Square Foot (2)	$2.04	N/A	N/A
Average Physical Occupancy (2) (3)	10.5%	N/A	N/A
Average Economic Occupancy (3)	7.5%	N/A	N/A

Residences on The Avenue (335 units) located at 2221 I Street, NW, Washington, DC
Average Monthly Rental Rate (4)	$3,182	$3,360	(5.3%)
Average Rental Rate Per Occupied Square Foot (4)	$3.90	$4.12	(5.3%)
Average Physical Occupancy (3) (4)	92.5%	92.7%	(0.2%)
Average Economic Occupancy (3)	91.8%	92.5%	(0.8%)

The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (5)	$3,927	$3,781	3.9%
Average Rental Rate Per Occupied Square Foot (5)	$4.37	$4.19	4.3%
Average Physical Occupancy (3) (5)	96.9%	99.6%	(2.7%)
Average Economic Occupancy (3)	97.7%	99.8%	(2.1%)

Cambridge Center Marriott (433 rooms)
Cambridge, MA
Average Occupancy	77.7%	73.5%	5.7%
Average Daily Rate	$199.88	$194.79	2.6%
Revenue per available room	$155.78	$143.17	8.8%

Net Operating Income (in thousands)	Residential					Hotel
	First Quarter 2014		First Quarter 2013		Percent Change	First Quarter 2014	First Quarter 2013	Percent Change
Rental Revenue	$5,682	(6)	$5,578	(6)	1.9%	$8,193	$8,291	(1.2%)
Operating expenses and real estate taxes	3,762		2,733		37.7%	6,797	7,044	(3.5%)

Net Operating Income	$1,920	(6)	$2,845	(6)	(32.5%)	$1,396	$1,247	11.9%

Less: Straight line rent and fair value lease revenue	86		114		(24.6%)	1	1	—

Rental Revenue - cash basis	5,596		5,464		2.4%	8,192	8,290	(1.2%)
Less: Operating expenses and real estate taxes	3,762		2,733		37.7%	6,797	7,044	(3.5%)
Add: Straight line ground rent expense	527		542		(2.8%)	—	—	—

Net Operating Income - cash basis	$2,361		$3,273		(27.9%)	$1,395	$1,246	12.0%

(1)	Not included in Same Property analysis.
(2)	Excludes 26,179 square feet of retail space which is 0% occupied but is 100% leased.
(3)	For disclosures related to our definition of Average Physical and Average Economic Occupancy, see page 50.
(4)	Excludes 49,528 square feet of retail space which is 100% occupied.
(5)	Excludes 9,617 square feet of retail space which is 100% occupied.
(6)	Includes 85,324 square feet of retail space which had revenue of approximately $981,000 for the quarter ended March 31, 2014 and 59,145 square feet of retail space which had revenue of approximately $955,000 for the quarter ended March 31, 2013.

Boston Properties, Inc.

First Quarter 2014

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location
	CBD		Suburban		Total
Location	31-Mar-14	31-Mar-13	31-Mar-14	31-Mar-13	31-Mar-14	31-Mar-13
Boston	95.4%	97.6%	85.8%	78.4%	92.0%	90.8%
New York (2)	97.1%	94.5%	79.8%	78.3%	92.2%	89.9%
San Francisco	94.4%	94.0%	69.4%	79.1%	86.0%	89.1%
Washington, DC	95.2%	95.3%	96.0%	95.8%	95.6%	95.6%

Total Portfolio	95.7%	95.8%	87.0%	85.5%	92.2%	91.6%

Same Property Occupancy(1) - By Type of Property
	CBD		Suburban		Total
	31-Mar-14	31-Mar-13	31-Mar-14	31-Mar-13	31-Mar-14	31-Mar-13
Total Office Portfolio	95.6%	95.7%	87.5%	85.3%	92.4%	91.6%
Total Office/Technical Portfolio	100.0%	100.0%	80.2%	89.0%	85.3%	91.8%

Total Portfolio	95.7%	95.8%	87.0%	85.5%	92.2%	91.6%

(1)	For disclosures related to our definition of Same Property, see page 49.
(2)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.

Boston Properties, Inc.

First Quarter 2014

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel & Residential (1)	Total
Number of Properties	118	16	3	137
Square feet	35,978,281	1,150,701	1,099,734	38,228,716
Percent of properties in-service	92.6%	60.9%	100.0%	92.9%
Occupancy @ 03/31/2013	91.6%	91.8%	N/A	91.6%
Occupancy @ 03/31/2014	92.4%	85.3%	N/A	92.2%
Percent change from 1st quarter 2014 over 1st quarter 2013 (2):
Rental revenue	3.9%	(2.2%)	(1.6%)
Operating expenses and real estate taxes	6.3%	3.7%	(0.0%)
Consolidated Net Operating Income (3) - excluding hotel & residential				2.3	%(2)
Consolidated Net Operating Income (3) - Hotel & residential				(5.5	%)(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				(1.0	%)(2)
Combined Net Operating Income (3)				2.1%

Rental revenue - cash basis	6.1%	(5.7%)	(1.4%)
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel & residential	6.0%	(9.5%)		5.6	%(2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel & residential				(4.7	%)(2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				(4.8	%)(2)
Combined Net Operating Income (3) - cash basis (5)				5.1%

Same Property Lease Analysis - quarter ended March 31, 2014

	Office	Office/Technical	Total
Vacant space available @ 1/01/2014 (sf)	2,371,857	93,814	2,465,671
Square footage of leases expiring or terminated 1/1/2014-3/31/2014	1,298,815	7,479	1,306,294

Total space for lease (sf)	3,670,672	101,293	3,771,965

New tenants (sf)	458,485	14,826	473,311
Renewals (sf)	408,002	—	408,002

Total space leased (sf)	866,487	14,826	881,313

Space available @ 3/31/2014 (sf)	2,804,185	86,467	2,890,652

Net (increase)/decrease in available space (sf)	(432,328)	7,347	(424,981)

Second generation leasing information: (6)
Leases commencing during the period (sf)	848,189	14,826	863,015
Average lease term (months)	70	125	71
Average free rent period (days)	60	284	64
Total transaction costs per square foot (7)	$26.98	$39.37	$27.19
Increase (decrease) in gross rents (8)	3.87%	-8.59%	3.73%
Increase (decrease) in net rents (9)	5.07%	-9.46%	4.87%

(1)	Includes revenue and expenses from retail tenants at the hotel and residential properties.
(2)	See page 42 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to Net income attributable to Boston Properties, Inc., see page 41. For disclosures relating to our use of Combined NOI and Consolidated NOI, see page 49.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 41.
(6)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 863,015 square feet of second generation leases that commenced in Q1 2014, leases for 618,169 square feet were signed in prior periods.
(7)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(8)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 689,816 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(9)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 689,816 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.

Boston Properties, Inc.

First Quarter 2014

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	March 31, 2014	March 31, 2013
	(in thousands)
Net income attributable to Boston Properties, Inc.	$56,623	$48,000
Net income attributable to noncontrolling interests:
Noncontrolling interest in discontinued operations - common units of the Operating
Partnership	—	2,066
Noncontrolling interest - common units of the Operating Partnership	6,160	4,111
Noncontrolling interest - redeemable preferred units of the Operating Partnership	619	1,180
Noncontrolling interests in property partnerships (1)	4,354	2,574
Discontinued operations:
Impairment loss from discontinued operations	—	3,241
Gain on forgiveness of debt from discontinued operations	—	(20,182)
Income from discontinued operations	—	(2,494)

Income from continuing operations	67,756	38,496

Add:
Interest expense	113,554	100,433
Depreciation and amortization	154,270	119,453
Impairment loss		8,306
Transaction costs	437	443
General and administrative expense	29,905	45,516
Subtract:
Gains from investments in securities	(286)	(735)
Interest and other income	(1,311)	(1,471)
Income from unconsolidated joint ventures	(2,816)	(8,721)
Development and management services income	(5,216)	(8,733)

Consolidated Net Operating Income	356,293	292,987
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	9,729	51,338

Combined Net Operating Income	$366,022	$344,325

Same Property Net Operating Income	304,653	298,429
Net Operating Income from non Same Properties (3)	60,250	45,420
Termination income	1,119	476

Combined Net Operating Income	$366,022	$344,325

Same Property Net Operating Income	304,653	298,429
Less straight-line rent and fair value lease revenue	(8,886)	(17,127)
Add straight-line ground rent expense	1,747	1,801

Same Property Net Operating Income - cash basis	$297,514	$283,103

(1)	These partnerships include 505 9th Street in Washington, D.C., Fountain Square in Reston, VA, 767 Fifth Avenue (The General Motors Building) in New York City and Times Square Tower in New York City.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(3)	Pages 20-22 & 38 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

First Quarter 2014

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-14	31-Mar-13			31-Mar-14	31-Mar-13
Rental Revenue	$459,027	$441,258			$9,627	$9,847
Less Termination Income	1,110	476			—	—

Rental revenue - subtotal	457,917	440,782	$17,135	3.9%	9,627	9,847	$(220)	(2.2%)
Operating expenses and real estate taxes	172,678	162,406	10,272	6.3%	2,930	2,826	104	3.7%

Net Operating Income (1)	$285,239	$278,376	$6,863	2.5%	$6,697	$7,021	$(324)	(4.6%)

Rental revenue - subtotal	$457,917	$440,782			$9,627	$9,847
Less straight-line rent and fair value lease revenue	8,174	17,079	(8,905)	(52.1%)	264	(86)	350	407.0%

Rental revenue - cash basis	449,743	423,703	26,040	6.1%	9,363	9,933	(570)	(5.7%)
Less:
Operating expenses and real estate taxes	172,678	162,406	10,272	6.3%	2,930	2,826	104	3.7%
Add:
Straight-line ground rent expense (2)	1,220	1,259	(39)	(3.1%)	—	—	—	—

Net Operating Income (3) - cash basis	$278,285	$262,556	$15,729	6.0%	$6,433	$7,107	$(674)	(9.5%)

	Sub-Total				Hotel & Residential
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-14	31-Mar-13			31-Mar-14	31-Mar-13
Rental Revenue	$468,654	$451,105			$13,644	$13,869
Less Termination Income	1,110	476			—	—

Rental revenue - subtotal	467,544	450,629	$16,915	3.8%	13,644	13,869	$(225)	(1.6%)
Operating expenses and real estate taxes	175,608	165,232	10,376	6.3%	9,777	9,777	—	0.0%

Net Operating Income (1)	$291,936	$285,397	$6,539	2.3%	$3,867	$4,092	$(225)	(5.5%)

Rental revenue - subtotal	$467,544	$450,629			$13,644	$13,869
Less straight-line rent and fair value lease revenue	8,438	16,993	(8,555)	(50.3%)	86	114	(28)	(24.6%)

Rental revenue - cash basis	459,106	433,636	25,470	5.9%	13,558	13,755	(197)	(1.4%)
Less:
Operating expenses and real estate taxes	175,608	165,232	10,376	6.3%	9,777	9,777	—	0.0%
Add:
Straight-line ground rent expense (2)	1,220	1,259	(39)	(3.1%)	527	542	(15)	(2.8%)

Net Operating Income (3) - cash basis	$284,718	$269,663	$15,055	5.6%	$4,308	$4,520	$(212)	(4.7%)

	Unconsolidated Joint Ventures				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-14	31-Mar-13			31-Mar-14	31-Mar-13
Rental Revenue	$15,285	$15,084			$497,583	$480,058
Less Termination Income	9	—			1,119	476

Rental revenue - subtotal	15,276	15,084	$192	1.3%	496,464	479,582	$16,882	3.5%
Operating expenses and real estate taxes	6,426	6,144	282	4.6%	191,811	181,153	10,658	5.9%

Net Operating Income (1)	$8,850	$8,940	$(90)	(1.0%)	$304,653	$298,429	$6,224	2.1%

Rental revenue - subtotal	$15,276	$15,084			$496,464	$479,582
Less straight-line rent and fair value lease revenue	362	20	342	1,710.0%	8,886	17,127	(8,241)	(48.1%)

Rental revenue - cash basis	14,914	15,064	(150)	(1.0%)	487,578	462,455	25,123	5.4%
Less:
Operating expenses and real estate taxes	6,426	6,144	282	4.6%	191,811	181,153	10,658	5.9%
Add:
Straight-line ground rent expense (2)	—	—	—	—	1,747	1,801	(54)	(3.0%)

Net Operating Income (3) - cash basis	$8,488	$8,920	$(432)	(4.8%)	$297,514	$283,103	$14,411	5.1%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 41. For disclosures relating to our use of NOI see page 49.
(2)	For additional information, see page 6.
(3)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 41. For disclosures relating to our use of NOI see page 49.

Boston Properties, Inc.

First Quarter 2014

LEASING ACTIVITY

All In-Service Properties - quarter ended March 31, 2014

	Office	Office/Technical	Total
Vacant space available @ 1/1/2014 (sf)	2,490,492	193,155	2,683,647
Property dispositions/ properties taken out of service (sf)	—	—	—
Properties acquired vacant space (sf)	—	—	—
Properties placed in-service (sf)	—	—	—
Leases expiring or terminated 1/1/2014-3/31/2014 (sf)	1,321,035	40,802	1,361,837

Total space available for lease (sf)	3,811,527	233,957	4,045,484

1st generation leases (sf)	22,248	—	22,248
2nd generation leases with new tenants (sf)	462,407	24,226	486,633
2nd generation lease renewals (sf)	408,002	23,923	431,925

Total space leased (sf)	892,657	48,149	940,806 (1)

Vacant space available for lease @ 3/31/2014 (sf)	2,918,870	185,808	3,104,678

Net (increase)/decrease in available space (sf)	(428,378)	7,347	(421,031)

Second generation leasing information: (2)
Leases commencing during the period (sf)	870,409	48,149	918,558
Average lease term (months)	72	70	71
Average free rent period (days)	58	121	62
Total transaction costs per square foot (3)	$27.80	$23.65	$27.59
Increase (decrease) in gross rents (4)	1.59%	-0.62%	1.50%
Increase (decrease) in net rents (5)	1.38%	-0.56%	1.29%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (4)	Incr (decr) in 2nd gen. net cash rents (5)	Total Leased (6)	Total square feet of leases executed in the quarter (7)
Boston	—	303,712	-7.93%	-12.78%	303,712	560,979
New York (8)	18,298	163,233	9.78%	11.20%	181,531	537,004
San Francisco	—	186,890	13.48%	18.20%	186,890	308,530
Washington, DC	3,950	264,723	-1.51%	-3.10%	268,673	156,012

	22,248	918,558	1.50%	1.29%	940,806	1,562,525

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 918,558 square feet of second generation leases that commenced in Q1 2014, leases for 673,712 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 745,359 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 745,359 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(6)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 255,594.
(8)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.

Boston Properties, Inc.

First Quarter 2014

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q1 2014	2013	2012	2011
Recurring capital expenditures	$7,694	$51,026	$23,774	$29,334
Planned non-recurring capital expenditures associated with acquisition properties	3,339	20,506	22,287	4,358
Hotel improvements, equipment upgrades and replacements	1,557	2,070	896	4,010	(1)

	$12,590	$73,602	$46,957	$37,702

2nd Generation Tenant Improvements and Leasing Commissions

	Q1 2014	2013	2012	2011
Office
Square feet	870,409	3,554,632	3,572,825	4,116,436

Tenant improvements and lease commissions PSF	$27.80	$37.54	$45.31	$30.32

Office/Technical
Square feet	48,149	55,456	59,788	184,849

Tenant improvements and lease commissions PSF	$23.65	$2.02	$3.94	$23.97

Average tenant improvements and lease commissions PSF	$27.59	$36.99	$44.63	$30.05

(1)	Includes approximately $1,845 of retail tenant improvements.

Boston Properties, Inc.

First Quarter 2014

ACQUISITIONS/DISPOSITIONS

as of March 31, 2014

ACQUISITIONS

For the period from January 1, 2014 through March 31, 2014

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
Not Applicable

Total Acquisitions		—	$—	$—	$—

DISPOSITIONS
For the period from January 1, 2014 through March 31, 2014
Property	Date Disposed	Square Feet		Gross Sales Price	Book Gain
Not Applicable

Total Dispositions		—		$—	$—

Boston Properties, Inc.

First Quarter 2014

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of March 31, 2014

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 3/31/2014 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Office
680 Folsom Street	Q2 2014	Q4 2014	San Francisco, CA	2	524,509	$305,313,210	$340,000,000	$—	$—	$34,686,790	96%	1%
Annapolis Junction Building Seven (50% ownership)	Q1 2015	Q1 2015	Annapolis, MD	1	125,000	11,795,702	17,500,000	11,000,000	6,707,658	1,411,956	100%	—
250 West 55th Street (5)	Q4 2013	Q4 2015	New York, NY	1	989,000	868,268,112	1,050,000,000	—	—	181,731,888	73%	6%
804 Carnegie Center	Q1 2016	Q1 2016	Princeton, NJ	1	130,000	2,234,159	40,410,000			38,175,841	100%	—
535 Mission Street	Q4 2014	Q3 2016	San Francisco, CA	1	307,000	135,348,383	215,000,000	—	—	79,651,617	26%	—
601 Massachusetts Avenue	Q4 2015	Q4 2017	Washington, DC	1	478,000	171,232,373	360,760,000	—	—	189,527,627	79%	—
Salesforce Tower (95% ownership) (6)	Q2 2017	Q1 2019	San Francisco, CA	1	1,400,000	264,787,401	1,130,000,000	—	—	865,212,599	51%	N/A

Total Office Properties under Construction				8	3,953,509	$1,758,979,340	$3,153,670,000	$11,000,000	$6,707,658	$1,390,398,318	67%	3%

PROJECTS PLACED IN-SERVICE DURING 2014

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)	Amount Drawn at 3/31/2014 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
The Avant at Reston Town Center (359 units)	Q4 2013	Q4 2015	Reston, VA	1	329,168	$112,627,959	$137,250,000	$—	$—	$24,622,041	29%	100%
The Avant at Reston Town Center - Retail				—	26,179	—	—	—	—	—	100%	100%

Total Projects placed in Service				1	355,347	$112,627,959	$137,250,000	$—	$—	$24,622,041	34%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (7)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future Square Feet (8)
North First Business Park	San Jose, CA	5	190,636	100.0%	$14.85	N	S	683,000

Total Properties held for Re-Development		5	190,636	100.0%	$14.85			683,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry during lease up period and acquisition expenses.
(3)	Represents percentage leased as of April 25, 2014, including leases with future commencement dates and including residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(6)	On April 11, 2014, the joint venture executed a lease for approximately 714,000 square feet for the 60-story, 1.4 million square foot office tower known as Salesforce Tower (formerly Transbay Tower). The Total Estimated Investment has been updated to represents the total cost to complete the project.
(7)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(8)	The incremental square footage increase in Estimated Future Square Feet is Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 47.

Boston Properties, Inc.

First Quarter 2014

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of March 31, 2014

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA	38.3	1,160,000
Waltham, MA	25.4	1,150,000
Gaithersburg, MD	27.0	850,000
Springfield, VA	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000
San Francisco, CA	0.2	22,000

	368.4	9,170,364

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of March 31, 2014

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (3)	134.1	1,650,000
Cambridge, MA (4)	—	207,500

	134.1	1,857,500

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 46.
(2)	Includes an additional 460,000 of developable square footage at our Zanker Road project.
(3)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000. The option expires on January 1, 2018.
(4)	Includes 7,500 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

First Quarter 2014

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated entities, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting from FFO non-cash termination adjustment. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of performance-based awards (OPP Awards and MYLTIP Awards) because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Adjusted Debt to Total Adjusted Market Capitalization Ratio

Total adjusted debt to total adjusted market capitalization ratio, defined as total adjusted debt (which equals our total consolidated debt, plus our share of unconsolidated joint venture debt, minus our joint venture partners’ share of consolidated debt) as a percentage of the market value of our outstanding equity securities plus our total adjusted debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total adjusted market capitalization is the sum of (A) our total adjusted debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total adjusted market capitalization does not include performance-based awards because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved.

We present this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building)) effective June 1, 2013, our consolidated debt increased significantly compared to prior periods even though our economic interest in 767 Venture, LLC remained substantially unchanged. We believe the presentation of total adjusted debt may provide investors with a more complete picture of our share of consolidated and unconsolidated debt. In addition, in light of the difference between our total consolidated debt and our total adjusted debt, we believe that also presenting our total adjusted debt to total adjusted market capitalization may provide investors with a more complete picture of our leverage in relation to the overall size of our company. Investors should understand that our total adjusted debt to total adjusted market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total adjusted debt to total adjusted market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

First Quarter 2014

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, less discontinued operations, plus corporate general and administrative expense, transaction costs, impairment loss, depreciation and amortization and interest expense, less development and management services income, income from unconsolidated joint ventures, interest and other income and gains from investments in securities. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is partially placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures. In-service Office and Office/Technical properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 & 38 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures.

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Boston Properties, Inc.

First Quarter 2014

Definitions

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Average Physical Occupancy

Average Physical Occupancy is defined as the number of average occupied units divided by the total number of units, expressed as a percentage.